UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 - December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2018

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RDXSGIALT-ANN-1218x1219

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0818 x0920 #35259

Guggenheim Investments eDelivery Service Notice

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALTERNATIVE FUND
MULTI-HEDGE STRATEGIES FUND	9
COMMODITIES FUND
COMMODITIES STRATEGY FUND	48
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	62
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	85
OTHER INFORMATION	87
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	89
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	93

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two alternative strategy funds that are part of the Rydex Series Funds (each a “Fund”). This report covers performance of the Funds for the annual period ended December 31, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2018

to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38% decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings increased at 3.3% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, unemployment could fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the U.S. Federal Reserve (the “Fed”) proceeded to raise the fed funds target to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference, Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, the Fed may be forced to pause in early 2019 to monitor economic data in order to avoid inflicting further pain. With real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to deliver another hike in the second half of the year.

For the 12 months ended December 31, 2018, the Standard & Poor's 500 (“S&P 500®”) Index generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy, including a nearly 20% drawdown from early October to December 24th, as markets contended with the ramifications of a trade uncertainty with China, a government shutdown, and the prospects of a new direction in monetary policy.

A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2018

For the 12 months ended December 31, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.79%. The return of the MSCI Emerging Markets Index* was -14.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.01% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -2.08%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.87% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2018 and ending December 31, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
A-Class	1.89%	(0.34%)	$ 1,000.00	$ 996.60	$ 9.50
C-Class	2.59%	(0.65%)	1,000.00	993.50	13.00
P-Class	1.86%	(0.29%)	1,000.00	997.10	9.37
Institutional Class	1.60%	(0.16%)	1,000.00	998.40	8.08
Commodities Strategy Fund
A-Class	1.72%	(22.66%)	1,000.00	773.40	7.69
C-Class	2.51%	(22.95%)	1,000.00	770.50	11.20
H-Class	1.72%	(22.68%)	1,000.00	773.20	7.69

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
A-Class	1.89%	5.00%	$ 1,000.00	$ 1,015.69	$ 9.59
C-Class	2.59%	5.00%	1,000.00	1,012.16	13.13
P-Class	1.86%	5.00%	1,000.00	1,015.82	9.46
Institutional Class	1.60%	5.00%	1,000.00	1,017.12	8.16
Commodities Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.53	8.74
C-Class	2.51%	5.00%	1,000.00	1,012.55	12.73
H-Class	1.72%	5.00%	1,000.00	1,016.53	8.74

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which include interest and dividend expenses related to securities sold short. Excluding short interest and dividend expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.41%, 2.16%, 1.41% and 1.16% for the A-Class, C-Class, P-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2018 to December 31, 2018.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2018 was the ninth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk*–typically in the 5% to 8% range.

For the year ended December 31, 2018, the Institutional Class shares of the Fund produced a return of -4.56% with annualized daily standard deviation of 5%. The Fund still succeeded in maintaining low correlation with stock and bond indices, as its correlation with the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index came in at 44% and -24%, respectively.

While no longer a hedge fund replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned -6.72% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 74% with the S&P 500 in 2018.

Since the Fund changed its investment objective (starting August 1, 2009), it has outperformed the HFRX Global Hedge Fund Index by more than 13% (roughly 1.3% annualized), net of fees, while doing so with lower correlation to equity markets.

Two of the five hedge fund strategies used within the Fund contributed positively to gross Fund returns in 2018. Specifically, Equity Market Neutral and Merger Arbitrage strategies were positive contributors for the year. Global Macro and Long Short Equity strategies contributed negatively to performance for the period.

During the year, derivatives were used within the Global Macro, Long/Short Equity, and Equity Market Neutral strategies and to a limited extent in the Merger Arbitrage strategy. Overall, the use of derivatives contributed negatively to Fund performance for the year.

Ultra Short Duration Fund and Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

*

Risk is measured by standard deviation, a statistic of the historical volatility of an investment, usually computed using the most recent 36-monthly returns and then annualized. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2018

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2018

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
P-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.0%
Guggenheim Strategy Fund III	10.0%
Aspen Insurance Holdings Ltd.	1.3%
ARRIS International plc	1.2%
Imperva, Inc.	1.2%
Navigators Group, Inc.	1.2%
Dun & Bradstreet Corp.	1.2%
USG Corp.	1.2%
Integrated Device Technology, Inc.	0.9%
Essendant, Inc.	0.8%
Top Ten Total	48.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2018

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Average Annual Returns*

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(4.78%)	0.81%	1.35%
A-Class Shares with sales charge†	(9.29%)	(0.16%)	0.86%
C-Class Shares	(5.38%)	0.08%	0.60%
C-Class Shares with CDSC§	(6.33%)	0.08%	0.60%
P-Class Shares	(4.61%)	0.85%	1.37%
S&P 500 Index	(4.38%)	8.49%	13.12%
HFRX Global Hedge Fund Index	(6.72%)	(0.59%)	1.53%

	1 Year	5 Year	Since Inception (05/03/10)
Institutional Class Shares	(4.56%)	1.06%	2.11%
S&P 500 Index	(4.38%)	8.49%	11.16%
HFRX Global Hedge Fund Index	(6.72%)	(0.59%)	0.05%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 26.8%

Financial - 5.8%
Aspen Insurance Holdings Ltd.[1]	12,047	$505,853
Navigators Group, Inc.	6,444	447,794
Investment Technology Group, Inc.	9,773	295,536
Blue Hills Bancorp, Inc.[1]	13,242	282,584
MB Financial, Inc.	6,427	254,702
Green Bancorp, Inc.[1]	10,066	172,531
Beneficial Bancorp, Inc.[1]	10,114	144,529
Genworth Financial, Inc. — Class A*	19,752	92,044
Total Financial		2,195,573

Communications - 5.0%
ARRIS International plc*,1	14,962	457,388
Imperva, Inc.*	8,169	454,932
Pandora Media, Inc.*	33,914	274,364
Tribune Media Co. — Class A	6,013	272,870
Finisar Corp.*	12,536	270,778
Sprint Corp.*,1	29,713	172,930
Total Communications		1,903,262

Technology - 4.8%
Dun & Bradstreet Corp.[1]	3,137	447,781
Integrated Device Technology, Inc.*,1	7,194	348,405
athenahealth, Inc.*	2,141	282,462
Red Hat, Inc.*,1	1,534	269,432
SendGrid, Inc.*,1	3,397	146,648
Hortonworks, Inc.*	8,585	123,796
Engility Holdings, Inc.*	3,391	96,508
ConvergeOne Holdings, Inc.	7,222	89,409
Total Technology		1,804,441

Consumer, Cyclical - 3.0%
Essendant, Inc.	23,955	301,354
Bojangles’, Inc.*	17,602	283,040
Belmond Ltd. — Class A*	10,929	273,553
Nexeo Solutions, Inc.*	29,025	249,325
Total Consumer, Cyclical		1,107,272

Consumer, Non-cyclical - 2.9%
NutriSystem, Inc.	6,229	273,355
Travelport Worldwide Ltd.	17,352	271,038
LSC Communications, Inc.	30,134	210,938
NxStage Medical, Inc.*,1	7,196	205,950
Civitas Solutions, Inc.*	8,238	144,247
Cigna Corp.	1	185
Conagra Brands, Inc.	1	19
Total Consumer, Non-cyclical		1,105,732

Industrial - 2.8%
USG Corp.[1]	10,455	446,033
Esterline Technologies Corp.*,1	1,763	214,116
Electro Scientific Industries, Inc.*	6,418	192,284
L3 Technologies, Inc.	1,075	186,685
SYNNEX Corp.	1	77
Total Industrial		1,039,195

Energy - 1.4%
EQGP Holdings, LP	9,086	181,266
TransMontaigne Partners, LP	4,391	178,187
WildHorse Resource Development Corp.*	11,397	160,812
Transocean Ltd.*	1	5
Total Energy		520,270

Utilities - 1.1%
Vectren Corp.	3,558	256,105
Connecticut Water Service, Inc.	2,467	164,968
SCANA Corp.	100	4,778
Total Utilities		425,851

Total Common Stocks
(Cost $10,522,861)		10,101,596

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

MUTUAL FUNDS† - 39.1%
Guggenheim Strategy Fund II2	440,281	$10,927,786
Guggenheim Strategy Fund III[2]	152,452	3,779,292
Guggenheim Ultra Short Duration Fund[2,3]	5,019	49,993
Total Mutual Funds
(Cost $14,838,340)		14,757,071

CLOSED-END FUNDS† - 8.7%
RMR Real Estate Income Fund	9,951	149,962
Herzfeld Caribbean Basin Fund, Inc.	30,234	146,937
Dividend and Income Fund	15,271	145,533
Eagle Growth & Income Opportunities Fund[4]	8,265	104,387
GDL Fund	7,848	71,966
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	4,284	44,468
Eaton Vance Municipal Income Trust	3,110	35,174
Eaton Vance Municipal Bond Fund	3,006	33,938
Boulder Growth & Income Fund, Inc.	3,030	31,603
Cushing Energy Income Fund	4,807	31,005
Brookfield Global Listed Infrastructure Income Fund, Inc.	3,029	30,684
General American Investors Company, Inc.	1,062	30,205
Adams Natural Resources Fund, Inc.	2,065	30,087
Neuberger Berman California Municipal Fund, Inc.	2,310	27,997
Franklin Universal Trust	4,253	27,007
Eaton Vance California Municipal Income Trust	2,405	26,623
Western Asset Emerging Markets Debt Fund, Inc.	2,130	26,178
Nuveen Connecticut Quality Municipal Income Fund	2,299	25,887
Pioneer Diversified High Income Trust	1,863	24,219
PGIM Global Short Duration High Yield Fund, Inc.	1,869	24,148
Nuveen New Jersey Quality Municipal Income Fund	1,888	24,053
PGIM Short Duration High Yield Fund, Inc.	1,841	23,988
First Trust Aberdeen Global Opportunity Income Fund	2,519	23,628
Neuberger Berman High Yield Strategies Fund, Inc.	2,377	22,986
Eaton Vance New York Municipal Income Trust	1,926	22,130
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,615	21,907
Nuveen Texas Quality Municipal Income Fund	1,767	21,893
Salient Midstream & MLP Fund	2,944	21,756
Aberdeen Asia-Pacific Income Fund, Inc.	5,557	21,505
Eaton Vance New Jersey Municipal Income Trust	1,844	20,634
Eaton Vance New York Municipal Bond Fund	1,866	20,527

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Morgan Stanley Emerging Markets Debt Fund, Inc.	2,481	$20,419
Western Asset Global High Income Fund, Inc.	2,430	20,096
AllianceBernstein Global High Income Fund, Inc.	1,898	19,986
Bancroft Fund Ltd.	1,059	19,728
First Trust High Income Long/Short Fund	1,485	19,721
Eaton Vance Massachusetts Municipal Income Trust	1,579	19,485
DTF Tax-Free Income, Inc.	1,572	19,461
Eaton Vance Limited Duration Income Fund	1,625	19,370
Nuveen Global High Income Fund	1,418	19,356
Morgan Stanley Asia-Pacific Fund, Inc.	1,168	19,214
Nuveen Credit Strategies Income Fund	2,570	19,018
First Trust Aberdeen Emerging Opportunity Fund	1,562	19,010
Mexico Fund, Inc.	1,422	18,827
Nuveen Arizona Quality Municipal Income Fund	1,585	18,814
Delaware Investments National Municipal Income Fund	1,538	18,318
Eaton Vance Ohio Municipal Bond Fund	1,611	18,285
Western Asset Inflation-Linked Opportunities & Income Fund[17]	1,786	18,128
Japan Smaller Capitalization Fund, Inc.	2,148	17,828
Western Asset High Income Opportunity Fund, Inc.	4,061	17,787
Western Asset High Income Fund II, Inc.	3,071	17,689
Central and Eastern Europe Fund, Inc.	802	17,628
Western Asset Inflation - Linked Securities & Income Fund[17]	1,655	17,526
Templeton Emerging Markets Income Fund	1,811	17,422
Pioneer High Income Trust	2,155	17,175
Credit Suisse Asset Management Income Fund, Inc.	6,184	17,130
Morgan Stanley China A Share Fund, Inc.	936	17,091
Aberdeen Total Dynamic Dividend Fund	2,355	16,980
Gabelli Healthcare & WellnessRx Trust	1,834	16,965
BlackRock Credit Allocation Income Trust	1,516	16,949
BlackRock Corporate High Yield Fund, Inc.	1,823	16,917
Aberdeen Japan Equity Fund, Inc.	2,606	16,913
CBRE Clarion Global Real Estate Income Fund	2,745	16,909
Ellsworth Growth and Income Fund Ltd.	1,967	16,898
Nuveen Real Asset Income and Growth Fund	1,237	16,860
Eaton Vance Floating-Rate Income Plus Fund	1,184	16,837

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen AMT-Free Quality Municipal Income Fund	1,366	$16,815
BlackRock Debt Strategies Fund, Inc.	1,704	16,648
India Fund, Inc.	822	16,637
Voya Asia Pacific High Dividend Equity Income Fund	1,950	16,634
Nuveen New Jersey Municipal Value Fund	1,348	16,580
Ivy High Income Opportunities Fund	1,366	16,570
Cushing MLP & Infrastructure Total Return Fund	1,929	16,454
Aberdeen Emerging Markets Equity Income Fund, Inc.	2,587	16,427
Macquarie Global Infrastructure Total Return Fund, Inc.	873	16,421
Wells Fargo Income Opportunities Fund	2,264	16,369
Taiwan Fund, Inc.	1,072	16,252
BlackRock Resources & Commodities Strategy Trust	2,291	16,174
BlackRock Limited Duration Income Trust	1,208	16,151
Principal Real Estate Income Fund	966	15,978
Cohen & Steers REIT and Preferred Income Fund, Inc.	894	15,913
Adams Diversified Equity Fund, Inc.	1,253	15,813
Morgan Stanley India Investment Fund, Inc.	788	15,799
Ares Dynamic Credit Allocation Fund, Inc.	1,141	15,746
Voya Emerging Markets High Income Dividend Equity Fund	2,153	15,695
Aberdeen Global Dynamic Dividend Fund	1,840	15,658
Nuveen Multi-Market Income Fund	2,269	15,656
Swiss Helvetia Fund, Inc.	2,265	15,629
BlackRock Multi-Sector Income Trust	1,014	15,575
Duff & Phelps Global Utility Income Fund, Inc.	1,312	15,547
Nuveen Diversified Dividend & Income Fund	1,684	15,543
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,032	15,459
Tortoise Power and Energy Infrastructure Fund, Inc.	968	15,430
Neuberger Berman MLP Income Fund, Inc.	2,302	15,400
MFS Charter Income Trust	2,100	15,393
Nuveen Massachusetts Quality Municipal Income Fund	1,310	15,379
Templeton Dragon Fund, Inc.	896	15,232
Invesco High Income Trust II	1,213	15,199
Source Capital, Inc.	464	15,103
Lazard World Dividend & Income Fund, Inc.	1,774	15,097
BlackRock Enhanced Global Dividend Trust	1,611	15,095
Barings Global Short Duration High Yield Fund	946	15,089

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Gabelli Global Utility & Income Trust	937	$15,086
Brookfield Real Assets Income Fund, Inc.	788	15,027
European Equity Fund, Inc.	1,939	14,988
BlackRock Enhanced International Dividend Trust	2,992	14,900
Templeton Emerging Markets Fund/United States	1,128	14,890
Virtus Total Return Fund, Inc.	1,715	14,852
Nuveen Floating Rate Income Fund	1,598	14,749
Western Asset High Yield Defined Opportunity Fund, Inc.	1,100	14,465
Kayne Anderson Midstream/Energy Fund, Inc.	1,485	14,330
Korea Fund, Inc.	511	14,303
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,337	14,279
BlackRock Core Bond Trust	1,169	14,262
BlackRock Taxable Municipal Bond Trust	677	14,231
Putnam Municipal Opportunities Trust	1,260	14,150
Aberdeen Global Premier Properties Fund	2,820	14,044
LMP Capital and Income Fund, Inc.	1,310	13,991
Wells Fargo Multi-Sector Income Fund	1,247	13,829
Delaware Enhanced Global Dividend & Income Fund	1,584	13,781
John Hancock Investors Trust	971	13,711
Nuveen Preferred & Income Securities Fund	1,650	13,662
Mexico Equity & Income Fund, Inc.	1,344	13,574
Tri-Continental Corp.	575	13,524
Tortoise Pipeline & Energy Fund, Inc.	1,086	13,477
First Trust Intermediate Duration Preferred & Income Fund	680	13,464
Sprott Focus Trust, Inc.	2,313	13,415
MFS Multimarket Income Trust	2,601	13,317
First Trust Energy Infrastructure Fund	1,024	13,271
Putnam Master Intermediate Income Trust	3,121	13,264
Wells Fargo Global Dividend Opportunity Fund	2,857	13,257
China Fund, Inc.	783	13,225
First Trust New Opportunities MLP & Energy Fund	1,748	13,180
Tekla Healthcare Opportunities Fund	781	13,105
Neuberger Berman Real Estate Securities Income Fund, Inc.	3,146	13,056
AllianzGI Equity & Convertible Income Fund	702	13,015
Nuveen Real Estate Income Fund	1,528	12,927
Cohen & Steers Global Income Builder, Inc.	1,722	12,829
Cohen & Steers Closed-End Opportunity Fund, Inc.	1,153	12,787
Aberdeen Income Credit Strategies Fund	1,217	12,754
BlackRock Enhanced Equity Dividend Trust	1,630	12,665

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Cohen & Steers Infrastructure Fund, Inc.	639	$12,627
Dreyfus High Yield Strategies Fund	4,645	12,588
Royce Micro-Capital Trust, Inc.	1,667	12,369
Clough Global Dividend and Income Fund	1,232	12,332
Royce Value Trust, Inc.	1,044	12,319
ClearBridge Energy Midstream Opportunity Fund, Inc.	1,570	12,262
Tekla Healthcare Investors	682	12,242
Morgan Stanley Emerging Markets Fund, Inc.	758	12,211
Liberty All-Star Equity Fund	2,248	12,094
ClearBridge MLP & Midstream Total Return Fund, Inc.	1,549	12,082
Clough Global Opportunities Fund	1,468	12,082
Lazard Global Total Return and Income Fund, Inc.	876	11,931
Gabelli Dividend & Income Trust	649	11,877
BlackRock Enhanced Capital and Income Fund, Inc.	830	11,686
Cushing Renaissance Fund	853	11,456
Eaton Vance Tax-Advantaged Global Dividend Income Fund	839	11,360
New Germany Fund, Inc.	933	10,916
Advent Claymore Convertible Securities and Income Fund[7,16]	787	9,869
Total Closed-End Funds
(Cost $3,520,152)		3,272,254

	Face Amount

U.S. TREASURY BILLS†† - 24.3%
U.S. Treasury Bills
2.14% due 01/03/19[6]	$7,900,000	7,899,506
2.21% due 01/08/19[5,6]	1,258,000	1,257,529
Total U.S. Government Securities
(Cost $9,156,456)		9,157,035

REPURCHASE AGREEMENTS††,8 - 1.7%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19[9]	371,587	371,587
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19[9]	154,533	154,533
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19[9]	103,022	103,022
Total Repurchase Agreements
(Cost $629,142)		629,142

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,10 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[11]	64,726	$64,726
Total Securities Lending Collateral
(Cost $64,726)		64,726

Total Investments - 100.7%
(Cost $38,731,677)		$37,981,824

COMMON STOCKS SOLD SHORT† - (6.3%)

Energy - (0.3)%
Transocean Ltd.*	1	(7)
Chesapeake Energy Corp.*	59,800	(125,580)
Total Energy		(125,587)

Basic Materials - (0.4)%
Univar, Inc.*	8,853	(157,052)

Technology - (0.6)%
Cohu, Inc.	1	(16)
Science Applications International Corp.	1,600	(101,920)
Cloudera, Inc.*	11,203	(123,905)
Total Technology		(225,841)

Consumer, Non-cyclical - (0.7)%
Conagra Brands, Inc.	1	(22)
Cigna Corp.	1	(190)
Tivity Health, Inc.*	1,334	(33,096)
Quad/Graphics, Inc.	18,834	(232,035)
Total Consumer, Non-cyclical		(265,343)

Industrial - (0.8)%
II-VI, Inc.*	2,780	(90,239)
Harris Corp.	1,398	(188,241)
Total Industrial		(278,480)

Communications - (1.6)%
Twilio, Inc. — Class A*	1,600	(142,880)
T-Mobile US, Inc.*	3,049	(193,947)
Sirius XM Holdings, Inc.	48,836	(278,854)
Total Communications		(615,681)

Financial - (1.9)%
WSFS Financial Corp.	3,047	(115,512)
Veritex Holdings, Inc.*	7,952	(170,014)
Independent Bank Corp.	3,056	(214,867)
Fifth Third Bancorp	9,319	(219,276)
Total Financial		(719,669)

Total Common Stocks Sold Short
(Proceeds $2,921,033)		(2,387,653)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (8.7%)
SPDR S&P 500 ETF Trust	5	(1,250)
iShares Core U.S. Aggregate Bond ETF	34	(3,621)
iShares Russell 1000 Growth ETF	44	(5,760)
iShares MSCI South Korea ETF	163	(9,594)
Technology Select Sector SPDR Fund	323	(20,020)
Invesco QQQ Trust Series 1	240	(37,022)
iShares Russell 1000 Value ETF	335	(37,202)
Industrial Select Sector SPDR Fund	590	(38,002)
iShares MSCI United Kingdom ETF	1,306	(38,331)
iShares MSCI Emerging Markets ETF	1,051	(41,052)
iShares MSCI Australia ETF	2,279	(43,871)
iShares 20+ Year Treasury Bond ETF	390	(47,389)
VanEck Vectors Russia ETF	2,577	(48,319)
iShares China Large-Capital ETF	1,280	(50,022)
iShares MSCI Japan ETF	1,016	(51,501)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Consumer Discretionary Select Sector SPDR Fund	629	$(62,277)
iShares MSCI Taiwan ETF	2,146	(67,857)
Materials Select Sector SPDR Fund	1,587	(80,175)
VanEck Vectors Gold Miners ETF	3,873	(81,682)
iShares TIPS Bond ETF	748	(81,913)
iShares MSCI Mexico ETF	2,052	(84,501)
Health Care Select Sector SPDR Fund	1,096	(94,815)
Financial Select Sector SPDR Fund	4,105	(97,781)
Consumer Staples Select Sector SPDR Fund	2,213	(112,376)
iShares MSCI EAFE ETF	2,299	(135,135)
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,266	(142,830)
Utilities Select Sector SPDR Fund	2,863	(151,510)
Energy Select Sector SPDR Fund	3,210	(184,094)
iShares Russell 2000 Index ETF	1,525	(204,197)
iShares U.S. Real Estate ETF	3,616	(270,983)
SPDR Bloomberg Barclays High Yield Bond ETF	13,180	(442,716)
iShares 7-10 Year Treasury Bond ETF	4,852	(505,578)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,736,969)		(3,273,376)
Total Securities Sold Short - (15.0)%
(Proceeds $6,658,002)		$(5,661,029)
Other Assets & Liabilities, net - 14.3%		5,389,139
Total Net Assets - 100.0%		$37,709,934

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Euro - Bund Futures Contracts††	38	Mar 2019	$7,137,573	$39,360
Euro - OATS Futures Contracts††	73	Mar 2019	12,643,463	39,143
Australian Government 10 Year Bond Futures Contracts††	16	Mar 2019	1,500,359	22,410
Euro - 30 year Bond Futures Contracts††	2	Mar 2019	414,896	11,042
U.S. Treasury Long Bond Futures Contracts	3	Mar 2019	438,375	4,003
Euro - BTP Italian Government Bond Futures Contracts††	2	Mar 2019	293,618	1,059
			$22,428,284	$117,017
Equity Futures Contracts Purchased†
CBOE Volatility Index Futures Contracts	20	Jan 2019	$484,000	$44,386
Euro STOXX 50 Index Futures Contracts††	10	Mar 2019	343,767	8,786
FTSE 100 Index Futures Contracts††	4	Mar 2019	340,725	7,699
CBOE Volatility Index Futures Contracts	28	Feb 2019	625,292	(74)
			$1,793,784	$60,797

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased†
Live Cattle Futures Contracts	6	Feb 2019	$297,660	$6,381
Natural Gas Futures Contracts	3	Feb 2019	89,430	(31,440)
			$387,090	$(25,059)
Currency Futures Contracts Purchased†
British Pound Futures Contracts	11	Mar 2019	$879,519	$6,414
New Zealand Dollar Futures Contracts	8	Mar 2019	537,680	(7,705)
Canadian Dollar Futures Contracts	31	Mar 2019	2,275,400	(42,300)
			$3,692,599	$(43,591)
Commodity Futures Contracts Sold Short†
Coffee 'C' Futures Contracts	5	Mar 2019	$190,688	$24,933
NY Harbor ULSD Futures Contracts	3	Feb 2019	213,268	19,044
Brent Crude Futures Contracts	3	Mar 2019	162,450	18,355
Low Sulphur Gas Oil Futures Contracts	4	Feb 2019	202,000	17,393
WTI Crude Futures Contracts	3	Feb 2019	137,460	16,612
Soybean Oil Futures Contracts	17	Mar 2019	283,968	14,739
Gasoline RBOB Futures Contracts	3	Feb 2019	165,665	13,575
Hard Red Winter Wheat Futures Contracts	7	Mar 2019	171,150	11,295
Soybean Futures Contracts	5	Mar 2019	223,500	9,798
LME Primary Aluminum Futures Contracts	4	Feb 2019	183,625	7,200
Corn Futures Contracts	15	Mar 2019	280,687	6,904
Soybean Meal Futures Contracts	9	Mar 2019	279,000	5,913
Cotton #2 Futures Contracts	3	Mar 2019	108,345	5,726
Wheat Futures Contracts	5	Mar 2019	125,750	3,919
Copper Futures Contracts	1	Mar 2019	66,000	3,246
Lean Hogs Futures Contracts	2	Feb 2019	48,800	2,898
LME Zinc Futures Contracts	1	Feb 2019	61,887	2,441
LME Nickel Futures Contracts	1	Feb 2019	63,927	728
Sugar #11 Futures Contracts	1	Mar 2019	13,485	478
Cattle Feeder Futures Contracts	3	Mar 2019	219,862	(1,959)
LME Lead Futures Contracts	2	Feb 2019	101,100	(2,269)
Silver Futures Contracts	1	Mar 2019	77,700	(4,234)
Gold 100 oz. Futures Contracts	1	Feb 2019	128,430	(4,954)
Cocoa Futures Contracts	2	Mar 2019	48,580	(6,166)
			$3,557,327	$165,615
Equity Futures Contracts Sold Short†
Tokyo Stock Price Index Futures Contracts††	1	Mar 2019	$136,015	$8,487
OMX Stockholm 30 Index Futures Contracts††	6	Jan 2019	96,188	3,402
IBEX 35 Index Futures Contracts††	1	Jan 2019	97,269	2,701
CBOE Volatility Index Futures Contracts	67	Jun 2019	1,376,850	2,572
S&P/TSX 60 IX Index Futures Contracts††	1	Mar 2019	125,357	1,347

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Sold Short† (continued)
CAC 40 10 Euro Index Futures Contracts††	2	Jan 2019	$108,547	$851
CBOE Volatility Index Futures Contracts	44	May 2019	913,000	41
Russell 2000 Index Mini Futures Contracts	1	Mar 2019	67,480	(502)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2019	126,905	(666)
S&P 500 Index Mini Futures Contracts	1	Mar 2019	125,475	(682)
SPI 200 Index Futures Contracts††	2	Mar 2019	196,173	(816)
			$3,369,259	$16,735
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	8	Mar 2019	$564,240	$13,350
Euro FX Futures Contracts	1	Mar 2019	144,119	(1,095)
Japanese Yen Futures Contracts	4	Mar 2019	458,850	(4,692)
Swiss Franc Futures Contracts	54	Mar 2019	6,914,700	(51,137)
			$8,081,909	$(43,574)
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	1	Mar 2019	$161,094	$(356))
Long Gilt Futures Contracts††	10	Mar 2019	1,577,236	(7,782)
U.S. Treasury 10 Year Note Futures Contracts	58	Mar 2019	7,078,719	(54,484)
Canadian Government 10 Year Bond Futures Contracts††	57	Mar 2019	5,718,463	(66,558)
			$14,535,512	$(129,180)

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[12]	2.80%	At Maturity	08/31/23	$13,295,249	$(1,118,352)
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[13]	2.80%	At Maturity	08/31/23	17,761,989	(2,737,759)
					$31,057,238	$(3,856,111)
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[14]	(1.99%)	At Maturity	08/31/23	$12,869,891	$1,752,554
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[15]	(2.04%)	At Maturity	08/31/23	14,771,115	2,094,582
					$27,641,006	$3,847,136

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[13]
Procter & Gamble Co.	804	0.42%	$7,212
Innoviva, Inc.*	2,929	0.29%	6,781
Verizon Communications, Inc.	3,577	1.13%	6,617
Shenandoah Telecommunications Co.	1,030	0.26%	6,603
Pfizer, Inc.	3,016	0.74%	6,424
PNM Resources, Inc.	2,867	0.66%	6,135
AES Corp.	5,929	0.48%	5,929
OGE Energy Corp.	2,512	0.56%	5,928
Omnicom Group, Inc.	1,493	0.62%	5,853
Edison International	799	0.26%	5,798
Tech Data Corp.*	600	0.28%	5,520
Icad, Inc.*	7,287	0.15%	5,101
Exelon Corp.	3,363	0.86%	4,966
McCormick & Company, Inc.	409	0.32%	4,895
Merck & Company, Inc.	565	0.24%	4,418
Telephone & Data Systems, Inc.	1,739	0.32%	4,348
Spirit Airlines, Inc.*	785	0.26%	4,074
Pinnacle West Capital Corp.	470	0.23%	3,162
Herbalife Nutrition Ltd.*	774	0.26%	2,906
Kimberly-Clark Corp.	1,026	0.66%	2,864
Entergy Corp.	847	0.41%	2,821
Hershey Co.	384	0.23%	2,557
QUALCOMM, Inc.	1,057	0.34%	2,409
Edwards Lifesciences Corp.*	283	0.25%	2,166
Ameren Corp.	898	0.33%	1,798

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

AbbVie, Inc.	475	0.25%	1,581
Simply Good Foods Co.*	2,140	0.23%	1,262
Omega Healthcare Investors, Inc.	1,581	0.31%	1,204
Abbott Laboratories	1,208	0.49%	821
NRG Energy, Inc.	1,347	0.30%	653
Apartment Investment & Management Co. — Class A	2,157	0.53%	173
Central Garden & Pet Co. — Class A*	2,898	0.51%	160
Lennar Corp. — Class A	1,017	0.22%	158
Teleflex, Inc.	162	0.24%	59
NIKE, Inc. — Class B	558	0.23%	51
Arcosa, Inc.	0	0.00%	(1)
Waters Corp.*	214	0.23%	(178)
Danaher Corp.	526	0.31%	(221)
FirstEnergy Corp.	2,329	0.49%	(234)
Lowe's Companies, Inc.	439	0.23%	(485)
PepsiCo, Inc.	405	0.25%	(620)
Alphabet, Inc. — Class C*	40	0.23%	(647)
Copa Holdings S.A. — Class A	708	0.31%	(871)
Aflac, Inc.	1,432	0.37%	(974)
US Foods Holding Corp.*	1,622	0.29%	(1,035)
Darling Ingredients, Inc.*	1,975	0.21%	(1,067)
MAXIMUS, Inc.	762	0.28%	(1,074)
Medical Properties Trust, Inc.	6,007	0.54%	(1,151)
Amedisys, Inc.*	360	0.24%	(1,186)
UGI Corp.	2,308	0.69%	(1,616)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

AMERCO	134	0.25%	$(1,645)
CDK Global, Inc.	831	0.22%	(1,676)
Maxim Integrated Products, Inc.	871	0.25%	(1,677)
Ventas, Inc.	1,772	0.58%	(1,716)
Portland General Electric Co.	3,133	0.81%	(1,723)
Intel Corp.	1,560	0.41%	(1,798)
Consolidated Edison, Inc.	797	0.34%	(1,969)
Scholastic Corp.	1,125	0.25%	(2,003)
Bank of New York Mellon Corp.	406	0.11%	(2,062)
ICU Medical, Inc.*	189	0.24%	(2,152)
j2 Global, Inc.	709	0.28%	(2,174)
Brixmor Property Group, Inc.	3,230	0.27%	(2,191)
Zoetis, Inc.	445	0.21%	(2,252)
Flowers Foods, Inc.	3,527	0.37%	(2,305)
Brown-Forman Corp. — Class B	881	0.24%	(2,333)
Sonoco Products Co.	764	0.23%	(2,393)
TEGNA, Inc.	3,252	0.20%	(2,504)
Take-Two Interactive Software, Inc.*	393	0.23%	(2,513)
EnerSys	496	0.22%	(2,668)
Performance Food Group Co.*	3,078	0.56%	(2,729)
CONMED Corp.	616	0.22%	(2,788)
General Motors Co.	1,168	0.22%	(2,916)
Northern Trust Corp.	474	0.22%	(2,927)
Analog Devices, Inc.	484	0.23%	(3,119)
Facebook, Inc. — Class A*	295	0.22%	(3,423)
Ingredion, Inc.	717	0.37%	(3,430)
Amgen, Inc.	671	0.74%	(3,449)
Franklin Resources, Inc.	1,665	0.28%	(3,461)
CH Robinson Worldwide, Inc.	511	0.24%	(3,475)
PulteGroup, Inc.	2,160	0.32%	(3,543)
Estee Lauder Companies, Inc. — Class A	292	0.21%	(3,577)
Landstar System, Inc.	682	0.37%	(3,677)
PRA Health Sciences, Inc.*	411	0.21%	(3,721)
Sirius XM Holdings, Inc.	6,825	0.22%	(3,798)
United Continental Holdings, Inc.*	924	0.44%	(3,901)
Old Dominion Freight Line, Inc.	323	0.22%	(3,954)
Fidelity National Information Services, Inc.	707	0.41%	(3,973)
Juniper Networks, Inc.	2,617	0.40%	(3,976)
Expeditors International of Washington, Inc.	795	0.30%	(4,001)
Travelers Companies, Inc.	342	0.23%	(4,039)
Toll Brothers, Inc.	1,298	0.24%	(4,041)
Heartland Express, Inc.	2,321	0.24%	(4,046)
Oracle Corp.	1,184	0.30%	(4,061)
HCA Healthcare, Inc.	417	0.29%	(4,168)
Universal Health Services, Inc. — Class B	359	0.24%	(4,170)
UnitedHealth Group, Inc.	309	0.43%	(4,192)
United Parcel Service, Inc. — Class B	387	0.21%	(4,509)
Colgate-Palmolive Co.	678	0.23%	(4,643)
AGCO Corp.	1,174	0.37%	(4,681)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Johnson Controls International plc	1,206	0.20%	$(4,737)
Activision Blizzard, Inc.	798	0.21%	(4,746)
Visa, Inc. — Class A	323	0.24%	(4,829)
EPR Properties	810	0.29%	(4,982)
Murphy USA, Inc.*	527	0.23%	(5,208)
Darden Restaurants, Inc.	374	0.21%	(5,215)
News Corp. — Class A	3,072	0.20%	(5,284)
Hyatt Hotels Corp. — Class A	612	0.23%	(5,319)
Thermo Fisher Scientific, Inc.	357	0.45%	(5,414)
Equity Commonwealth	2,660	0.45%	(5,453)
Texas Instruments, Inc.	415	0.22%	(5,559)
Premier, Inc. — Class A*	2,239	0.47%	(5,624)
Anthem, Inc.	459	0.68%	(5,641)
Pentair plc	1,004	0.21%	(5,723)
Saia, Inc.*	705	0.22%	(5,725)
Corning, Inc.	1,835	0.31%	(5,763)
Centene Corp.*	306	0.20%	(5,868)
Quanta Services, Inc.	1,327	0.22%	(5,883)
Gentex Corp.	1,903	0.22%	(5,899)
Kinder Morgan, Inc.	2,619	0.23%	(6,071)
Mondelez International, Inc. — Class A	2,202	0.50%	(6,084)
Oshkosh Corp.	685	0.24%	(6,131)
Hill-Rom Holdings, Inc.	789	0.39%	(6,143)
ONEOK, Inc.	903	0.27%	(6,164)
Alaska Air Group, Inc.	936	0.32%	(6,183)
Cummins, Inc.	758	0.57%	(6,185)
Piedmont Office Realty Trust, Inc. — Class A	3,387	0.32%	(6,394)
IQVIA Holdings, Inc.*	701	0.46%	(6,476)
JPMorgan Chase & Co.	383	0.21%	(6,496)
Kroger Co.	1,634	0.25%	(6,536)
Delek US Holdings, Inc.	1,137	0.21%	(6,567)
Paychex, Inc.	812	0.30%	(6,577)
Pilgrim's Pride Corp.*	2,228	0.19%	(6,639)
Citrix Systems, Inc.	940	0.54%	(6,762)
Bristol-Myers Squibb Co.	798	0.23%	(6,839)
Biogen, Inc.*	131	0.22%	(6,887)
Ryder System, Inc.	914	0.25%	(7,402)
Altria Group, Inc.	813	0.23%	(7,423)
Schneider National, Inc. — Class B	1,958	0.21%	(7,458)
Spirit AeroSystems Holdings, Inc. — Class A	564	0.23%	(7,563)
ConocoPhillips	1,044	0.37%	(7,802)
American Airlines Group, Inc.	1,531	0.28%	(7,857)
Gilead Sciences, Inc.	599	0.21%	(7,895)
Medtronic plc	1,603	0.82%	(7,926)
Textron, Inc.	756	0.20%	(8,247)
Accenture plc — Class A	296	0.23%	(8,306)
AMC Networks, Inc. — Class A*	1,197	0.37%	(8,363)
TRI Pointe Group, Inc.*	3,446	0.21%	(8,367)
Catalent, Inc.*	1,098	0.19%	(8,437)
La-Z-Boy, Inc.	1,917	0.30%	(8,569)
Interpublic Group of Companies, Inc.	3,172	0.37%	(8,628)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Caterpillar, Inc.	660	0.47%	$(8,668)
Hartford Financial Services Group, Inc.	1,483	0.37%	(8,743)
Crane Co.	463	0.19%	(8,843)
Arrow Electronics, Inc.*	1,042	0.40%	(8,864)
WellCare Health Plans, Inc.*	162	0.22%	(8,912)
J.B. Hunt Transport Services, Inc.	672	0.35%	(8,988)
Philip Morris International, Inc.	485	0.18%	(9,025)
DR Horton, Inc.	1,209	0.24%	(9,100)
Post Holdings, Inc.*	1,314	0.66%	(9,146)
Allison Transmission Holdings, Inc.	1,593	0.39%	(9,157)
Baxter International, Inc.	1,681	0.62%	(9,228)
Rexnord Corp.*	1,528	0.20%	(9,290)
Principal Financial Group, Inc.	856	0.21%	(9,433)
Sabre Corp.	2,117	0.26%	(9,462)
Trinity Industries, Inc.	1,996	0.23%	(9,591)
Werner Enterprises, Inc.	1,306	0.22%	(9,606)
Quest Diagnostics, Inc.	819	0.38%	(9,720)
Bruker Corp.	1,911	0.32%	(9,724)
Western Union Co.	5,312	0.51%	(9,880)
Prudential Financial, Inc.	595	0.27%	(9,937)
Constellation Brands, Inc. — Class A	210	0.19%	(9,950)
Amdocs Ltd.	1,498	0.49%	(10,037)
F5 Networks, Inc.*	372	0.34%	(10,077)
Weingarten Realty Investors	2,227	0.31%	(10,366)
Hewlett Packard Enterprise Co.	3,025	0.22%	(10,608)
CSX Corp.	1,118	0.39%	(10,614)
Snap-on, Inc.	341	0.28%	(10,738)
Jabil, Inc.	2,301	0.32%	(10,976)
Celanese Corp. — Class A	419	0.21%	(11,122)
Stericycle, Inc.*	1,235	0.26%	(11,186)
Union Pacific Corp.	928	0.72%	(11,191)
Jazz Pharmaceuticals plc*	278	0.19%	(11,204)
Alexion Pharmaceuticals, Inc.*	354	0.19%	(11,428)
Packaging Corporation of America	439	0.21%	(11,616)
KB Home	2,002	0.22%	(11,745)
Cisco Systems, Inc.	2,855	0.70%	(11,768)
Lear Corp.	304	0.21%	(11,820)
Knight-Swift Transportation Holdings, Inc.	1,555	0.22%	(11,825)
XPO Logistics, Inc.*	563	0.18%	(11,948)
Vishay Intertechnology, Inc.	2,272	0.23%	(12,014)
JetBlue Airways Corp.*	4,016	0.36%	(12,128)
Meritor, Inc.*	2,567	0.24%	(12,192)
Molina Healthcare, Inc.*	619	0.41%	(12,267)
ON Semiconductor Corp.*	2,661	0.25%	(12,382)
International Paper Co.	1,308	0.30%	(12,405)
National Fuel Gas Co.	2,863	0.82%	(12,454)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Williams Companies, Inc.	1,725	0.21%	$(12,860)
Kansas City Southern	1,421	0.76%	(13,041)
Parker-Hannifin Corp.	566	0.48%	(13,277)
CVS Health Corp.	1,385	0.51%	(13,452)
Domtar Corp.	907	0.18%	(13,526)
Humana, Inc.	380	0.61%	(13,538)
Chevron Corp.	1,455	0.89%	(13,604)
Eaton Corporation plc	1,590	0.61%	(13,699)
IDEXX Laboratories, Inc.*	211	0.22%	(13,711)
State Street Corp.	591	0.21%	(14,089)
PACCAR, Inc.	1,257	0.40%	(14,151)
Kraft Heinz Co.	1,043	0.25%	(14,216)
Cardtronics plc — Class A*	1,588	0.23%	(14,435)
InterDigital, Inc.	1,039	0.39%	(14,511)
Hospitality Properties Trust	2,906	0.39%	(14,542)
Louisiana-Pacific Corp.	2,387	0.30%	(14,726)
Lazard Ltd. — Class A	1,254	0.26%	(14,902)
Allergan plc	258	0.19%	(14,977)
Norfolk Southern Corp.	654	0.55%	(15,020)
Nu Skin Enterprises, Inc. — Class A	935	0.32%	(15,034)
Broadridge Financial Solutions, Inc.	390	0.21%	(15,166)
Allstate Corp.	853	0.40%	(15,235)
Best Buy Company, Inc.	625	0.19%	(15,283)
Seagate Technology plc	1,102	0.24%	(15,513)
Laboratory Corporation of America Holdings*	433	0.31%	(15,680)
HollyFrontier Corp.	723	0.21%	(15,755)
Sysco Corp.	1,372	0.48%	(15,757)
Summit Hotel Properties, Inc.	3,961	0.22%	(15,832)
PVH Corp.	349	0.18%	(16,209)
Gibraltar Industries, Inc.*	1,692	0.34%	(16,567)
Vector Group Ltd.	3,740	0.20%	(16,730)
BorgWarner, Inc.	2,328	0.46%	(16,737)
Mylan N.V.*	1,431	0.22%	(16,786)
Cognizant Technology Solutions Corp. — Class A	1,131	0.40%	(16,908)
Molson Coors Brewing Co. — Class B	2,522	0.80%	(17,013)
NetApp, Inc.	698	0.23%	(17,192)
Masco Corp.	2,145	0.35%	(17,824)
Leidos Holdings, Inc.	1,064	0.32%	(18,191)
AECOM*	2,585	0.39%	(18,437)
Host Hotels & Resorts, Inc.	3,837	0.36%	(18,509)
Bio-Rad Laboratories, Inc. — Class A*	312	0.41%	(18,857)
HP, Inc.	4,640	0.53%	(19,442)
Huntsman Corp.	1,993	0.22%	(19,451)
Kellogg Co.	1,320	0.42%	(19,510)
TE Connectivity Ltd.	1,236	0.53%	(19,779)
PBF Energy, Inc. — Class A	1,098	0.20%	(19,805)
Delta Air Lines, Inc.	2,615	0.73%	(20,209)
Avnet, Inc.	1,901	0.39%	(20,500)
Park Hotels & Resorts, Inc.	2,759	0.40%	(20,566)

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Chemours Co.	1,349	0.21%	$(20,748)
LyondellBasell Industries N.V. — Class A	714	0.33%	(21,149)
Greenbrier Companies, Inc.	1,152	0.26%	(21,266)
Regal Beloit Corp.	1,601	0.63%	(21,854)
MEDNAX, Inc.*	2,112	0.39%	(22,140)
Western Digital Corp.	939	0.20%	(22,548)
Lions Gate Entertainment Corp. — Class A	3,495	0.32%	(22,816)
Cirrus Logic, Inc.*	2,178	0.41%	(23,367)
Skyworks Solutions, Inc.	996	0.38%	(23,633)
EMCOR Group, Inc.	1,173	0.39%	(23,914)
Zayo Group Holdings, Inc.*	2,101	0.27%	(24,144)
Tyson Foods, Inc. — Class A	2,586	0.78%	(24,219)
Eastman Chemical Co.	1,068	0.44%	(25,547)
Ligand Pharmaceuticals, Inc. — Class B*	282	0.22%	(25,598)
Exxon Mobil Corp.	2,152	0.83%	(25,781)
Cardinal Health, Inc.	3,527	0.89%	(25,806)
Belden, Inc.	844	0.20%	(26,117)
Genesee & Wyoming, Inc. — Class A*	2,099	0.87%	(26,185)
Southwest Airlines Co.	1,786	0.47%	(26,406)
McKesson Corp.	1,622	1.01%	(26,740)
CoreLogic, Inc.*	1,571	0.30%	(27,364)
El Paso Electric Co.	2,640	0.75%	(29,489)
Westlake Chemical Corp.	1,567	0.58%	(30,294)
Occidental Petroleum Corp.	1,630	0.56%	(30,683)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Trinseo S.A.	1,138	0.29%	(31,773)
Olin Corp.	3,344	0.38%	(32,012)
Delphi Technologies plc	2,440	0.20%	(32,078)
Cabot Corp.	2,007	0.49%	(32,592)
Archer-Daniels-Midland Co.	4,370	1.01%	(40,954)
Phillips 66	1,623	0.79%	(41,629)
Boise Cascade Co.	3,368	0.45%	(44,562)
DXC Technology Co.	1,590	0.48%	(52,100)
FedEx Corp.	754	0.68%	(55,344)
Valero Energy Corp.	1,420	0.60%	(55,972)
Senior Housing Properties Trust	10,348	0.68%	(76,459)
Total Custom Basket of Long Securities			(2,737,759)
CUSTOM BASKET OF Short SECURITIES[15]
Balchem Corp.	(1,891)	(1.00%)	$61,571
ASGN, Inc.*	(1,636)	(0.60%)	55,981
Tetra Tech, Inc.	(2,458)	(0.86%)	44,234
Southern Copper Corp.	(3,336)	(0.70%)	42,934
Sensient Technologies Corp.	(2,404)	(0.91%)	40,008
Equifax, Inc.	(969)	(0.61%)	38,254
National Oilwell Varco, Inc.	(1,567)	(0.27%)	33,487
Compass Minerals International, Inc.	(1,528)	(0.43%)	31,874
Team, Inc.*	(3,519)	(0.35%)	30,439
Leggett & Platt, Inc.	(2,981)	(0.72%)	27,663
WPX Energy, Inc.*	(3,189)	(0.25%)	25,488
Howard Hughes Corp.*	(773)	(0.51%)	25,316
Texas Capital Bancshares, Inc.*	(689)	(0.24%)	24,691

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

First Horizon National Corp.	(4,939)	(0.44%)	$23,969
Goldman Sachs Group, Inc.	(342)	(0.39%)	23,452
HB Fuller Co.	(1,620)	(0.47%)	23,198
CoStar Group, Inc.*	(216)	(0.49%)	22,641
Steven Madden Ltd.	(3,511)	(0.72%)	21,917
Rollins, Inc.	(5,252)	(1.28%)	21,307
PolyOne Corp.	(1,694)	(0.33%)	20,704
Retail Opportunity Investments Corp.	(5,322)	(0.57%)	20,543
Tyler Technologies, Inc.*	(328)	(0.41%)	20,051
Monolithic Power Systems, Inc.	(596)	(0.47%)	20,038
Core Laboratories N.V.	(808)	(0.33%)	19,441
Invitation Homes, Inc.	(5,908)	(0.80%)	19,436
Multi-Color Corp.	(705)	(0.17%)	19,140
Scotts Miracle-Gro Co. — Class A	(1,163)	(0.48%)	18,836
Pegasystems, Inc.	(1,182)	(0.38%)	18,758
Eaton Vance Corp.	(1,193)	(0.28%)	18,206
Wabtec Corp.	(506)	(0.24%)	18,198
Polaris Industries, Inc.	(761)	(0.39%)	18,017
Markel Corp.*	(104)	(0.73%)	17,758
Royal Caribbean Cruises Ltd.	(930)	(0.62%)	17,664
IHS Markit Ltd.*	(2,512)	(0.82%)	17,659
Corporate Office Properties Trust	(2,067)	(0.29%)	17,438
Allegheny Technologies, Inc.*	(3,315)	(0.49%)	17,437
Cintas Corp.	(371)	(0.42%)	16,836
RPM International, Inc.	(1,922)	(0.77%)	16,700
Sterling Bancorp	(2,634)	(0.29%)	16,700
Vornado Realty Trust	(1,110)	(0.47%)	16,617
Pinnacle Financial Partners, Inc.	(899)	(0.28%)	16,587
Douglas Emmett, Inc.	(3,306)	(0.76%)	16,202
General Dynamics Corp.	(445)	(0.47%)	15,697
Equinix, Inc.	(184)	(0.44%)	15,377
Guidewire Software, Inc.*	(820)	(0.45%)	15,155
Amazon.com, Inc.*	(38)	(0.39%)	15,104
First Republic Bank	(1,014)	(0.60%)	14,896
Paramount Group, Inc.	(5,635)	(0.48%)	14,723
Valley National Bancorp	(4,623)	(0.28%)	14,655
Hanesbrands, Inc.	(2,661)	(0.23%)	14,457
Healthcare Trust of America, Inc. — Class A	(4,430)	(0.76%)	14,442
Commercial Metals Co.	(2,569)	(0.28%)	14,335
KeyCorp	(2,279)	(0.23%)	14,335
Boston Properties, Inc.	(800)	(0.61%)	14,320
RLI Corp.	(1,784)	(0.83%)	14,236
IBERIABANK Corp.	(636)	(0.28%)	14,227
Copart, Inc.*	(860)	(0.28%)	14,216
Ultimate Software Group, Inc.*	(219)	(0.36%)	14,191
Associated Banc-Corp.	(1,902)	(0.25%)	14,189
Robert Half International, Inc.	(674)	(0.26%)	14,141
Vail Resorts, Inc.	(162)	(0.23%)	13,284
Marriott International, Inc. — Class A	(640)	(0.47%)	13,265
Netflix, Inc.*	(143)	(0.26%)	13,222
Kilroy Realty Corp.	(1,261)	(0.54%)	12,938

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Graphic Packaging Holding Co.	(4,918)	(0.35%)	$12,889
Digital Realty Trust, Inc.	(713)	(0.51%)	12,641
Mobile Mini, Inc.	(1,126)	(0.24%)	12,555
Charles Schwab Corp.	(1,442)	(0.41%)	12,286
Terreno Realty Corp.	(3,792)	(0.90%)	12,286
TransUnion	(655)	(0.25%)	12,118
Huntington Bancshares, Inc.	(2,788)	(0.22%)	11,961
Ulta Beauty, Inc.*	(268)	(0.44%)	11,839
Xylem, Inc.	(1,403)	(0.63%)	11,584
Covanta Holding Corp.	(2,710)	(0.25%)	11,463
Pioneer Natural Resources Co.	(512)	(0.46%)	11,337
MSCI, Inc. — Class A	(340)	(0.34%)	11,162
Costco Wholesale Corp.	(387)	(0.53%)	11,152
Washington Federal, Inc.	(1,517)	(0.27%)	11,104
WR Grace & Co.	(2,289)	(1.01%)	11,050
Verisk Analytics, Inc. — Class A*	(1,083)	(0.80%)	10,884
LKQ Corp.*	(2,704)	(0.43%)	10,880
Northrop Grumman Corp.	(161)	(0.27%)	10,844
People's United Financial, Inc.	(2,644)	(0.26%)	10,788
Albemarle Corp.	(424)	(0.22%)	10,739
South Jersey Industries, Inc.	(1,885)	(0.35%)	10,141
Texas Roadhouse, Inc. — Class A	(1,357)	(0.55%)	10,054
Old National Bancorp	(2,283)	(0.24%)	9,960
Jacobs Engineering Group, Inc.	(600)	(0.24%)	9,746
salesforce.com, Inc.*	(900)	(0.84%)	9,736
Wolverine World Wide, Inc.	(1,333)	(0.29%)	9,718
Choice Hotels International, Inc.	(1,052)	(0.51%)	9,497
Roper Technologies, Inc.	(293)	(0.53%)	9,332
AMETEK, Inc.	(1,038)	(0.48%)	9,315
Alexandria Real Estate Equities, Inc.	(709)	(0.55%)	9,295
Grand Canyon Education, Inc.*	(334)	(0.22%)	9,260
SPS Commerce, Inc.*	(576)	(0.32%)	9,153
Palo Alto Networks, Inc.*	(240)	(0.31%)	9,147
Fifth Third Bancorp	(1,516)	(0.24%)	8,944
BB&T Corp.	(1,067)	(0.31%)	8,899
Rexford Industrial Realty, Inc.	(2,892)	(0.58%)	8,763
White Mountains Insurance Group Ltd.	(123)	(0.71%)	8,686
Sotheby's*	(1,066)	(0.29%)	8,600
U.S. Bancorp	(993)	(0.31%)	8,561
CarMax, Inc.*	(641)	(0.27%)	8,384
Sherwin-Williams Co.	(129)	(0.34%)	8,286
Axis Capital Holdings Ltd.	(1,399)	(0.49%)	8,226
Ross Stores, Inc.	(648)	(0.36%)	8,225
Silgan Holdings, Inc.	(2,243)	(0.36%)	7,953
US Ecology, Inc.	(602)	(0.26%)	7,844
Glacier Bancorp, Inc.	(1,274)	(0.34%)	7,720
Ally Financial, Inc.	(1,822)	(0.28%)	7,694
Cannae Holdings, Inc.*	(3,290)	(0.38%)	7,669
Crown Holdings, Inc.*	(1,027)	(0.29%)	7,490

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Adtalem Global Education, Inc.*	(728)	(0.23%)	$7,361
Allegion plc	(828)	(0.45%)	7,337
American Homes 4 Rent — Class A	(2,934)	(0.39%)	7,265
Harley-Davidson, Inc.	(1,009)	(0.23%)	7,161
Viad Corp.	(829)	(0.28%)	6,907
Camden Property Trust	(981)	(0.59%)	6,877
Incyte Corp.*	(659)	(0.28%)	6,801
Sealed Air Corp.	(1,182)	(0.28%)	6,669
EastGroup Properties, Inc.	(1,174)	(0.73%)	6,504
Whirlpool Corp.	(359)	(0.26%)	6,501
Exponent, Inc.	(3,483)	(1.20%)	6,380
Prologis, Inc.	(792)	(0.31%)	6,279
Floor & Decor Holdings, Inc. — Class A*	(881)	(0.15%)	6,164
New York Community Bancorp, Inc.	(4,377)	(0.28%)	5,953
Martin Marietta Materials, Inc.	(229)	(0.27%)	5,842
Vulcan Materials Co.	(401)	(0.27%)	5,828
General Mills, Inc.	(923)	(0.24%)	5,688
Empire State Realty Trust, Inc. — Class A	(4,449)	(0.43%)	5,602
Omnicell, Inc.*	(640)	(0.27%)	5,564
Cornerstone OnDemand, Inc.*	(877)	(0.30%)	5,376
PPG Industries, Inc.	(566)	(0.39%)	5,300
Haemonetics Corp.*	(395)	(0.27%)	5,295
Cheesecake Factory, Inc.	(821)	(0.24%)	5,289
ServiceNow, Inc.*	(286)	(0.34%)	5,237
Signature Bank	(403)	(0.28%)	5,211
Intuit, Inc.	(337)	(0.45%)	5,171
Booking Holdings, Inc.*	(22)	(0.26%)	5,075
Honeywell International, Inc.	(354)	(0.32%)	5,069
Bio-Techne Corp.	(260)	(0.25%)	4,861
Federal Realty Investment Trust	(369)	(0.29%)	4,638
Service Corporation International	(1,304)	(0.36%)	4,552
AptarGroup, Inc.	(410)	(0.26%)	4,362
Marsh & McLennan Companies, Inc.	(586)	(0.32%)	4,360
Dunkin' Brands Group, Inc.	(581)	(0.25%)	4,213
AvalonBay Communities, Inc.	(453)	(0.53%)	4,186
Regency Centers Corp.	(735)	(0.29%)	4,163
MSA Safety, Inc.	(601)	(0.38%)	4,153
West Pharmaceutical Services, Inc.	(393)	(0.26%)	4,043
Crown Castle International Corp.	(732)	(0.54%)	3,953
Capitol Federal Financial, Inc.	(8,791)	(0.76%)	3,868
Becton Dickinson and Co.	(313)	(0.48%)	3,795
Healthcare Services Group, Inc.	(2,112)	(0.58%)	3,605
Chemed Corp.	(137)	(0.26%)	3,473
Tractor Supply Co.	(476)	(0.27%)	3,387
Genuine Parts Co.	(946)	(0.62%)	3,313
Gentherm, Inc.*	(949)	(0.26%)	3,277
Fastenal Co.	(768)	(0.27%)	3,231
Liberty Property Trust	(1,783)	(0.51%)	3,218

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

GCP Applied Technologies, Inc.*	(1,580)	(0.26%)	$3,105
Arthur J Gallagher & Co.	(897)	(0.45%)	3,084
Atmos Energy Corp.	(1,126)	(0.71%)	2,992
MGM Resorts International	(1,632)	(0.27%)	2,986
Boeing Co.	(169)	(0.37%)	2,849
iRobot Corp.*	(460)	(0.26%)	2,847
Public Storage	(272)	(0.37%)	2,766
Sempra Energy	(632)	(0.46%)	2,751
Axalta Coating Systems Ltd.*	(1,685)	(0.27%)	2,603
Six Flags Entertainment Corp.	(739)	(0.28%)	2,406
Hawaiian Electric Industries, Inc.	(2,972)	(0.74%)	2,307
Air Products & Chemicals, Inc.	(517)	(0.56%)	2,264
AutoNation, Inc.*	(1,069)	(0.26%)	2,204
Cable One, Inc.	(49)	(0.27%)	2,111
Asbury Automotive Group, Inc.*	(602)	(0.27%)	2,012
Linde plc	(268)	(0.28%)	2,002
TopBuild Corp.*	(838)	(0.26%)	1,992
McDonald's Corp.	(383)	(0.46%)	1,936
Ecolab, Inc.	(610)	(0.61%)	1,934
Sun Communities, Inc.	(1,687)	(1.16%)	1,871
3M Co.	(215)	(0.28%)	1,859
Republic Services, Inc. — Class A	(1,317)	(0.64%)	1,833
Equity Residential	(1,043)	(0.47%)	1,815
Domino's Pizza, Inc.	(159)	(0.27%)	1,800
Starbucks Corp.	(733)	(0.32%)	1,712
Everest Re Group Ltd.	(213)	(0.31%)	1,518
Pool Corp.	(511)	(0.51%)	1,505

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Physicians Realty Trust	(3,397)	(0.37%)	1,465
Clorox Co.	(263)	(0.27%)	1,455
Waste Management, Inc.	(734)	(0.44%)	1,402
TransDigm Group, Inc.*	(261)	(0.60%)	1,308
FireEye, Inc.*	(2,915)	(0.32%)	1,254
American Campus Communities, Inc.	(2,250)	(0.63%)	1,215
Mettler-Toledo International, Inc.*	(72)	(0.28%)	1,165
STORE Capital Corp.	(2,086)	(0.40%)	1,158
Berry Global Group, Inc.*	(905)	(0.29%)	1,137
Insulet Corp.*	(520)	(0.28%)	1,078
Alliant Energy Corp.	(1,468)	(0.42%)	956
UDR, Inc.	(1,985)	(0.53%)	701
Intercontinental Exchange, Inc.	(706)	(0.36%)	645
Alleghany Corp.	(76)	(0.32%)	643
Hilton Worldwide Holdings, Inc.	(1,185)	(0.58%)	513
Essex Property Trust, Inc.	(355)	(0.59%)	380
Aon plc	(267)	(0.26%)	327
O'Reilly Automotive, Inc.*	(118)	(0.28%)	216
NiSource, Inc.	(2,647)	(0.45%)	(39)
Meredith Corp.	(1,486)	(0.52%)	(226)
Equity LifeStyle Properties, Inc.	(1,582)	(1.04%)	(396)
National Retail Properties, Inc.	(1,030)	(0.34%)	(396)
ABM Industries, Inc.	(1,396)	(0.30%)	(439)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Dominion Energy, Inc.	(851)	(0.41%)	$(587)
Wayfair, Inc. — Class A*	(453)	(0.28%)	(1,139)
Workday, Inc. — Class A*	(373)	(0.40%)	(1,917)
Deere & Co.	(475)	(0.48%)	(2,065)
HCP, Inc.	(2,439)	(0.46%)	(2,195)
Coca-Cola Co.	(842)	(0.27%)	(2,341)
Eversource Energy	(1,391)	(0.61%)	(2,544)
Hormel Foods Corp.	(2,058)	(0.60%)	(2,651)
SBA Communications Corp.*	(428)	(0.47%)	(2,818)
Welltower, Inc.	(1,256)	(0.59%)	(3,391)
American Water Works Company, Inc.	(1,323)	(0.81%)	(4,287)
American Tower Corp. — Class A	(571)	(0.61%)	(5,179)
MarketAxess Holdings, Inc.	(242)	(0.35%)	(5,201)
Tesla, Inc.*	(207)	(0.47%)	(5,235)
NewMarket Corp.	(520)	(1.45%)	(5,495)
Church & Dwight Company, Inc.	(641)	(0.29%)	(5,884)
Realty Income Corp.	(1,955)	(0.83%)	(8,739)
Royal Gold, Inc.	(1,049)	(0.61%)	(9,348)
Total Custom Basket of Short Securities			$2,094,582

CUSTOM BASKET OF LONG SECURITIES[12]
American Tower Corp. — Class A	3,827	4.56%	$34,710
HCP, Inc.	14,055	2.95%	12,650
Equity LifeStyle Properties, Inc.	5,329	3.89%	1,332
Apartment Investment & Management Co. — Class A	13,524	4.46%	1,082
Equity Residential	9,122	4.53%	(871)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

CyrusOne, Inc.	7,178	2.85%	(4,623)
STORE Capital Corp.	13,663	2.91%	(6,832)
Ventas, Inc.	6,363	2.80%	(8,145)
Sun Communities, Inc.	6,393	4.89%	(9,398)
Gaming and Leisure Properties, Inc.	11,629	2.83%	(12,695)
DR Horton, Inc.	7,937	2.07%	(16,466)
Liberty Property Trust	10,907	3.44%	(20,396)
Hudson Pacific Properties, Inc.	12,462	2.72%	(26,383)
Boyd Gaming Corp.	8,142	1.27%	(26,805)
Crown Castle International Corp.	5,108	4.17%	(27,583)
Las Vegas Sands Corp.	3,068	1.20%	(28,450)
JBG SMITH Properties	10,274	2.69%	(30,562)
Simon Property Group, Inc.	2,171	2.74%	(32,652)
Penn National Gaming, Inc.*	8,679	1.23%	(33,592)
Invitation Homes, Inc.	22,378	3.38%	(40,323)
Kilroy Realty Corp.	5,490	2.60%	(41,572)
Rexford Industrial Realty, Inc.	18,014	3.99%	(54,582)
Healthcare Trust of America, Inc. — Class A	21,887	4.17%	(55,640)
Sabra Health Care REIT, Inc.	20,743	2.57%	(56,968)
Regency Centers Corp.	8,587	3.79%	(60,741)
American Homes 4 Rent — Class A	28,244	4.22%	(61,142)
Apple Hospitality REIT, Inc.	21,061	2.26%	(71,397)

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Sunstone Hotel Investors, Inc.	22,569	2.21%	$(85,085)
Macerich Co.	8,345	2.72%	(113,896)
MGM Growth Properties LLC — Class A	29,429	5.85%	(113,966)
Equinix, Inc.	1,524	4.04%	(127,361)
Total Custom Basket of Long Securities			$(1,118,352)

CUSTOM BASKET OF SHORT SECURITIES[14]
iShares U.S. Real Estate ETF	(57,802)	(33.66%)	$471,494
Senior Housing Properties Trust	(42,122)	(3.84%)	311,282
Chesapeake Lodging Trust	(21,394)	(4.05%)	158,911
Washington Prime Group, Inc.	(46,094)	(1.74%)	132,751
Brandywine Realty Trust	(33,827)	(3.38%)	131,587
Hospitality Properties Trust	(19,133)	(3.55%)	97,770
Piedmont Office Realty Trust, Inc. — Class A	(31,596)	(4.18%)	77,484
Tanger Factory Outlet Centers, Inc.	(24,745)	(3.89%)	74,289
Kimco Realty Corp.	(26,669)	(3.04%)	65,606
Park Hotels & Resorts, Inc.	(12,369)	(2.50%)	49,023
VEREIT, Inc.	(59,483)	(3.30%)	39,854
STAG Industrial, Inc.	(14,474)	(2.80%)	37,614
Camden Property Trust	(5,224)	(3.57%)	25,870
Mid-America Apartment Communities, Inc.	(3,821)	(2.84%)	24,068
Omega Healthcare Investors, Inc.	(10,520)	(2.87%)	22,052
Public Storage	(1,795)	(2.82%)	14,423
WP Carey, Inc.	(5,769)	(2.93%)	13,320
Apollo Commercial Real Estate Finance, Inc.	(28,392)	(3.68%)	9,102
Marriott International, Inc. — Class A	(3,558)	(3.00%)	6,754
PS Business Parks, Inc.	(4,489)	(4.57%)	(2,559)
American Assets Trust, Inc.	(12,151)	(3.79%)	(8,141)
Total Custom Basket of Short Securities			$1,752,554

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2018.
[2]	Affiliated issuer.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]	All or a portion of this security is on loan at December 31, 2018 — See Note 7.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]

Effective August 27, 2018, Advent Claymore Convertible Securities and Income Fund II and Advent/Claymore Enhanced Growth & Income Fund reorganized with and into the Advent Claymore Convertible Securities and Income Fund.

[8]	Repurchase Agreements — See Note 6.
[9]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2018.
[10]	Securities lending collateral — See Note 7.
[11]	Rate indicated is the 7-day yield as of December 31, 2018.
[12]	Total Return based on the return of the custom Equity Market Neutral ("MNRE") long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[13]	Total Return based on the return of the custom Long/Short Equity ("SMQLS") long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[14]	Total Return based on the return of the custom MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[15]	Total Return based on the return of the custom SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2018.
[16]	Security is no longer an affiliated entity as of August 27, 2018.
[17]	Security is no longer an affiliated entity as of April 27, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust
MLP — Master Limited Partnership

See Sector Classification in Other Information section.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,101,596	$—	$—	$10,101,596
Mutual Funds	14,757,071	—	—	14,757,071
Closed-End Funds	3,272,254	—	—	3,272,254
U.S. Treasury Bills	—	9,157,035	—	9,157,035
Repurchase Agreements	—	629,142	—	629,142
Securities Lending Collateral	64,726	—	—	64,726
Commodity Futures Contracts**	191,578	—	—	191,578
Interest Rate Futures Contracts**	4,003	113,014	—	117,017
Equity Futures Contracts**	46,999	33,273	—	80,272
Currency Futures Contracts**	19,764	—	—	19,764
Custom Basket Swap Agreements**	—	3,847,136	—	3,847,136
Total Assets	$28,457,991	$13,779,600	$—	$42,237,591

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,387,653	$—	$—	$2,387,653
Exchange-Traded Funds	3,273,376	—	—	3,273,376
Interest Rate Futures Contracts**	54,840	74,340	—	129,180
Currency Futures Contracts**	106,929	—	—	106,929
Commodity Futures Contracts**	51,022	—	—	51,022
Equity Futures Contracts**	1,924	816	—	2,740
Custom Basket Swap Agreements**	—	3,856,111	—	3,856,111
Total Liabilities	$5,875,744	$3,931,267	$—	$9,807,011

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18
Closed-End Funds
Advent Claymore Convertible Securities and Income Fund[1,4]	$97,731	$46,991	$(97,692)	$(6,189)	$—	$—
Western Asset Inflation - Linked Securities & Income Fund[2]	34,781	13,167	(6,862)	(163)	—	—
Western Asset Inflation-Linked Opportunities & Income Fund[2]	34,523	12,581	(6,826)	(175)	—	—
Guggenheim Enhanced Equity Income Fund	31,551	—	(29,712)	(509)	(1,330)	—
Mutual Funds
Guggenheim Strategy Fund II	7,566,260	14,660,987	(11,250,000)	(16,572)	(32,889)	10,927,786
Guggenheim Strategy Fund III	8,062,077	150,848	(4,400,000)	(526)	(33,107)	3,779,292
Guggenheim Ultra Short Duration Fund[3]	77,859	7,528,181	(7,550,000)	(5,795)	(252)	49,993
	$15,904,782	$22,412,755	$(23,341,092)	$(29,929)	$(67,578)	$14,757,071

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
MULTI-HEDGE STRATEGIES FUND

Security Name	Shares 12/31/18	Investment Income	Capital Gain Distributions
Closed-End Funds
Advent Claymore Convertible Securities and Income Fund[1,4]	—	$1,805	$—
Western Asset Inflation - Linked Securities & Income Fund[2]	—	382	—
Western Asset Inflation-Linked Opportunities & Income Fund[2]	—	403	—
Guggenheim Enhanced Equity Income Fund	—	—	—
Mutual Funds
Guggenheim Strategy Fund II	440,281	156,578	3,441
Guggenheim Strategy Fund III	152,452	150,583	141
Guggenheim Ultra Short Duration Fund[3]	5,019	28,142	36
		$337,893	$3,618

[1]

Effective August 27, 2018, Advent Claymore Convertible Securities and Income Fund II and Advent/Claymore Enhanced Growth & Income Fund reorganized with and into the Advent Claymore Convertible Securities and Income Fund.

[2]	Security is no longer an affiliated entity as of April 27, 2018.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]	Security is not longer an affiliated entity as of August 27, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MULTI-HEDGE STRATEGIES FUND

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value - including $68,829 of securities loaned (cost $23,264,194)	$22,595,611
Investments in affiliated issuers, at value (cost $14,838,341)	14,757,071
Repurchase agreements, at value (cost $629,142)	629,142
Cash	5,599,548
Segregated cash with broker	7,683
Unrealized appreciation on swap agreements	3,847,136
Receivables:
Dividends	48,123
Variation margin on futures contracts	10,687
Investment adviser	10,648
Securities lending income	1,144
Interest	51
Other assets	6,836
Total assets	47,513,680

Liabilities:
Securities sold short, at value (proceeds $6,658,002)	5,661,029
Unrealized depreciation on swap agreements	3,856,111
Payable for:
Fund shares redeemed	83,183
Return of securities lending collateral	70,902
Management fees	34,268
Swap settlement	29,358
Securities purchased	23,724
Distribution and service fees	4,454
Miscellaneous	40,717
Total liabilities	9,803,746
Commitments and contingent liabilities (Note 13)	—
Net assets	$37,709,934

Net assets consist of:
Paid in capital	$44,568,622
Total distributable earnings (loss)	(6,858,688)
Net assets	$37,709,934

A-Class:
Net assets	$3,622,011
Capital shares outstanding	152,910
Net asset value per share	$23.69
Maximum offering price per share (Net asset value divided by 95.25%)	$24.87

C-Class:
Net assets	$2,657,230
Capital shares outstanding	123,819
Net asset value per share	$21.46

P-Class:
Net assets	$7,891,906
Capital shares outstanding	332,409
Net asset value per share	$23.74

Institutional Class:
Net assets	$23,538,787
Capital shares outstanding	975,924
Net asset value per share	$24.12

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
MULTI-HEDGE STRATEGIES FUND

Year Ended December 31, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$318,122
Dividends from securities of affiliated issuers	337,893
Interest	509,534
Income from securities lending, net	13,431
Total investment income	1,178,980

Expenses:
Management fees	638,654
Distribution and service fees:
A-Class	17,715
C-Class	50,708
P-Class	37,131
Trustees' fees*	566
Short sales dividend expense	200,117
Miscellaneous	5,431
Total expenses	950,322
Less:
Expenses waived by Adviser	(11,725)
Net expenses	938,597
Net investment income	240,383

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,127,079
Investments in affiliated issuers	(29,929)
Distributions received from affiliated investment company shares	3,618
Swap agreements	(2,144,689)
Futures contracts	1,608,457
Foreign currency transactions	(302)
Securities sold short	(1,039,105)
Net realized loss	(474,871)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,979,368)
Investments in affiliated issuers	(67,578)
Securities sold short	1,514,848
Swap agreements	(830,138)
Futures contracts	(2,308,302)
Foreign currency translations	253
Net change in unrealized appreciation (depreciation)	(3,670,285)
Net realized and unrealized loss	(4,145,156)
Net decrease in net assets resulting from operations	$(3,904,773)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$240,383	$(403,200)
Net realized gain (loss) on investments	(474,871)	4,186,553
Net change in unrealized appreciation (depreciation) on investments	(3,670,285)	(1,079,945)
Net increase (decrease) in net assets resulting from operations	(3,904,773)	2,703,408

Distributions to shareholders:
A-Class	(6,113)	—
P-Class	(14,057)	—
Institutional Class	(141,033)	—
Distributions to shareholders	(161,203)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	3,228,413	2,850,883
C-Class	235,975	1,628,637
P-Class	24,435,895	3,125,112
Institutional Class	18,325,291	15,878,460
Distributions reinvested
A-Class	5,261	—
P-Class	13,921	—
Institutional Class	140,252	—
Cost of shares redeemed
A-Class	(11,193,921)	(3,503,508)
C-Class	(4,830,327)	(2,841,065)
P-Class	(28,713,079)	(20,356,262)
Institutional Class	(19,054,611)	(42,500,227)
Net decrease from capital share transactions	(17,406,930)	(45,717,970)
Net decrease in net assets	(21,472,906)	(43,014,562)

Net assets:
Beginning of year	59,182,840	102,197,402
End of year	$37,709,934	$59,182,840

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital share activity:
Shares sold
A-Class	133,075	117,556
C-Class	10,070	73,750
P-Class	954,364	129,187
Institutional Class	742,330	647,744
Shares issued from reinvestment of distributions
A-Class	222	—
P-Class	585	—
Institutional Class	5,805	—
Shares redeemed
A-Class	(468,213)	(145,028)
C-Class	(220,747)	(128,450)
P-Class	(1,186,738)	(843,272)
Institutional Class	(770,664)	(1,706,155)
Net decrease in shares	(799,911)	(1,854,668)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$24.91	$24.08	$24.22	$23.94	$23.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.13)	(.24)	(.23)	(.26)
Net gain (loss) on investments (realized and unrealized)	(1.26)	.96	.14	.51	1.36
Total from investment operations	(1.18)	.83	(.10)	.28	1.10
Less distributions from:
Net investment income	(.04)	—	(.04)	—	(.19)
Total distributions	(.04)	—	(.04)	—	(.19)
Net asset value, end of period	$23.69	$24.91	$24.08	$24.22	$23.94

Total Return[b]	(4.78%)	3.49%	(0.43%)	1.21%	4.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,622	$12,154	$12,407	$15,620	$11,620
Ratios to average net assets:
Net investment income (loss)	0.32%	(0.53%)	(1.00%)	(0.96%)	(1.13%)
Total expenses[c]	1.75%	2.18%	2.54%	2.72%	2.86%
Net expenses[d,e]	1.73%	2.14%	2.49%	2.65%	2.81%
Portfolio turnover rate	212%	172%	123%	163%	304%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$22.68	$22.08	$22.38	$22.29	$21.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.29)	(.39)	(.39)	(.40)
Net gain (loss) on investments (realized and unrealized)	(1.13)	.89	.13	.48	1.26
Total from investment operations	(1.22)	.60	(.26)	.09	.86
Less distributions from:
Net investment income	—	—	(.04)	—	(.19)
Total distributions	—	—	(.04)	—	(.19)
Net asset value, end of period	$21.46	$22.68	$22.08	$22.38	$22.29

Total Return[b]	(5.38%)	2.72%	(1.18%)	0.45%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,657	$7,586	$8,595	$9,342	$9,627
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(1.30%)	(1.76%)	(1.73%)	(1.84%)
Total expenses[c]	2.53%	2.94%	3.30%	3.47%	3.62%
Net expenses[d,e]	2.51%	2.90%	3.25%	3.40%	3.57%
Portfolio turnover rate	212%	172%	123%	163%	304%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$24.93	$24.10	$24.24	$23.96	$23.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.14)	(.24)	(.23)	(.25)
Net gain (loss) on investments (realized and unrealized)	(1.23)	.97	.14	.51	1.36
Total from investment operations	(1.15)	.83	(.10)	.28	1.11
Less distributions from:
Net investment income	(.04)	—	(.04)	—	(.19)
Total distributions	(.04)	—	(.04)	—	(.19)
Net asset value, end of period	$23.74	$24.93	$24.10	$24.24	$23.96

Total Return	(4.61%)	3.49%	(0.47%)	1.21%	4.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,892	$14,066	$30,801	$49,539	$36,411
Ratios to average net assets:
Net investment income (loss)	0.34%	(0.56%)	(1.00%)	(0.95%)	(1.09%)
Total expenses[c]	1.77%	2.20%	2.52%	2.72%	2.87%
Net expenses[d,e]	1.75%	2.16%	2.47%	2.65%	2.82%
Portfolio turnover rate	212%	172%	123%	163%	304%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$25.42	$24.50	$24.58	$24.24	$23.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	(.07)	(.18)	(.18)	(.18)
Net gain (loss) on investments (realized and unrealized)	(1.33)	.99	.14	.52	1.35
Total from investment operations	(1.16)	.92	(.04)	.34	1.17
Less distributions from:
Net investment income	(.14)	—	(.04)	—	(.19)
Total distributions	(.14)	—	(.04)	—	(.19)
Net asset value, end of period	$24.12	$25.42	$24.50	$24.58	$24.24

Total Return	(4.56%)	3.76%	(0.18%)	1.44%	4.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,539	$25,376	$50,395	$49,742	$42,204
Ratios to average net assets:
Net investment income (loss)	0.68%	(0.30%)	(0.74%)	(0.71%)	(0.79%)
Total expenses[c]	1.58%	1.92%	2.30%	2.47%	2.67%
Net expenses[d,e]	1.56%	1.88%	2.25%	2.40%	2.62%
Portfolio turnover rate	212%	172%	123%	163%	304%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Excluding interest and dividend expense related to short sales, the net expense ratios for the years presented would be:

	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
A-Class	1.41%	1.42%	1.43%	1.44%	1.42%
C-Class	2.16%	2.17%	2.18%	2.19%	2.17%
P-Class	1.41%	1.42%	1.43%	1.45%	1.42%
Institutional Class	1.16%	1.17%	1.18%	1.19%	1.17%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the one-year period ended December 31, 2018, the Fund’s H-Class returned -15.50%, compared with a return of -13.82% for the Index.

For the first three quarters of 2018, the S&P GSCI continued its positive momentum that started in the middle of 2017, as the global economy continued to expand. A sharp reversal in the fourth quarter moved the Fund from a double-digit gain through September 2018 to a double-digit loss by the end of the year. Only five of the 24 components in the Index had positive returns during the period. The best-performing component was Cocoa, with a return above 20%. Natural Gas, Wheat, Feeder Cattle, and Live Cattle were the only other positive components, all with positive returns in the low single digits.

Five components had losses topping 20%. Unleaded Gas was the worst component, dropping 28% during the period. Other components which suffered losses of 20% or more were Coffee, Sugar, Zinc, and Crude Oil.

All of the S&P sectors experienced negative performance during the period. Industrial Metals (down 18%) and Energy (down 17%) were the worst S&P GSCI sectors.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to commodities, and therefore most of the Fund’s performance is due to derivatives.

Ultra Short Duration Fund and Strategy Funds were utilized within the Fund to achieve higher yields than what would otherwise be achieved through overnight repurchase agreements or short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2018

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund	8.5%
Guggenheim Strategy Fund II	8.5%
Total	17.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Average Annual Returns*

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(15.47%)	(15.79%)	(7.93%)
A-Class Shares with sales charge‡	(19.49%)	(16.60%)	(8.37%)
C-Class Shares	(16.11%)	(16.42%)	(8.61%)
C-Class Shares with CDSC§	(16.68%)	(16.42%)	(8.61%)
H-Class Shares	(15.50%)	(15.81%)	(7.92%)
S&P Goldman Sachs Commodity Index	(13.82%)	(14.52%)	(5.78%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2018
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 17.0%
Guggenheim Ultra Short Duration Fund[1,2]	82,716	$823,850
Guggenheim Strategy Fund II1	33,051	820,321
Total Mutual Funds
(Cost $1,642,728)		1,644,171

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 56.8%
Federal Home Loan Bank[3]
0.82% due 01/02/19[4]	$3,000,000	2,999,829
2.15% due 01/02/19[4]	2,500,000	2,499,851
Total Federal Agency Discount Notes
(Cost $5,499,680)		5,499,680

U.S. TREASURY BILLS†† - 1.9%
U.S. Treasury Bills
2.21% due 01/08/19[4,5]	189,000	188,929
Total U.S. Treasury Bills
(Cost $188,916)		188,929

REPURCHASE AGREEMENTS††,6 - 18.4%
JPMorgan Chase & Co. issued 12/31/18 at 2.95% due 01/02/19	1,051,108	1,051,108
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	437,125	437,125
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	291,417	291,417
Total Repurchase Agreements
(Cost $1,779,650)		1,779,650

Total Investments - 94.1%
(Cost $9,110,974)		$9,112,430
Other Assets & Liabilities, net - 5.9%		570,491
Total Net Assets - 100.0%		$9,682,921

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	104	Jan 2019	$9,768,200	$(263,188)

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
COMMODITIES STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[6]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,644,171	$—	$—	$1,644,171
Federal Agency Discount Notes	—	5,499,680	—	5,499,680
U.S. Treasury Bills	—	188,929	—	188,929
Repurchase Agreements	—	1,779,650	—	1,779,650
Total Assets	$1,644,171	$7,468,259	$—	$9,112,430

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$263,188	$—	$—	$263,188

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
COMMODITIES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18
Mutual Funds
Guggenheim Ultra Short Duration Fund[1]	$1,355,439	$1,150,000	$(1,675,000)	$(1,573)	$(5,016)	$823,850
Guggenheim Strategy Fund II	1,355,548	1,150,000	(1,675,000)	(3,291)	(6,936)	820,321
	$2,710,987	$2,300,000	$(3,350,000)	$(4,864)	$(11,952)	$1,644,171

Security Name	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Ultra Short Duration Fund[1]	82,716	$50,892	$674
Guggenheim Strategy Fund II	33,051	57,271	467
		$108,163	$1,141

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
COMMODITIES STRATEGY FUND

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $5,688,596)	$5,688,609
Investments in affiliated issuers, at value (cost $1,642,728)	1,644,171
Repurchase agreements, at value (cost $1,779,650)	1,779,650
Segregated cash with broker	592,037
Receivables:
Fund shares sold	75,622
Dividends	2,885
Variation margin on futures contracts	2,600
Interest	146
Total assets	9,785,720

Liabilities:
Overdraft due to custodian bank	533
Payable for:
Fund shares redeemed	83,305
Management fees	1,990
Distribution and service fees	968
Transfer agent and administrative fees	896
Portfolio accounting fees	358
Trustees’ fees*	59
Miscellaneous	14,690
Total liabilities	102,799
Commitments and contingent liabilities (Note 13)	—
Net assets	$9,682,921

Net assets consist of:
Paid in capital	$12,635,398
Total distributable earnings (loss)	(2,952,477)
Net assets	$9,682,921

A-Class:
Net assets	$829,649
Capital shares outstanding	15,573
Net asset value per share	$53.27
Maximum offering price per share (Net asset value divided by 95.25%)	$55.93

C-Class:
Net assets	$109,521
Capital shares outstanding	2,400
Net asset value per share	$45.63

H-Class:
Net assets	$8,743,751
Capital shares outstanding	164,005
Net asset value per share	$53.31

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED STATEMENT OF OPERATIONS
COMMODITIES STRATEGY FUND

Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$108,163
Interest	264,746
Total investment income	372,909

Expenses:
Management fees	165,751
Distribution and service fees:
A-Class	3,161
C-Class	3,977
H-Class	43,352
Transfer agent and administrative fees	47,507
Portfolio accounting fees	19,003
Legal fees	17,212
Trustees’ fees*	8,119
Custodian fees	3,069
Miscellaneous	35,268
Total expenses	346,419
Less:
Expenses waived by Adviser	(23,690)
Net expenses	322,729
Net investment income	50,180

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$11
Investments in affiliated issuers	(4,864)
Distributions received from affiliated investment company shares	1,141
Futures contracts	(1,372,509)
Net realized loss	(1,376,221)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	64
Investments in affiliated issuers	(11,952)
Futures contracts	(636,324)
Net change in unrealized appreciation (depreciation)	(648,212)
Net realized and unrealized loss	(2,024,433)
Net decrease in net assets resulting from operations	$(1,974,253)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$50,180	$(22,069)
Net realized gain (loss) on investments	(1,376,221)	17,965
Net change in unrealized appreciation (depreciation) on investments	(648,212)	176,391
Net increase (decrease) in net assets resulting from operations	(1,974,253)	172,287

Distributions to shareholders:
A-Class	(310,353)	(12,479)[1]
C-Class	(41,489)	(6,216)[1]
H-Class	(395,472)	(87,310)[1]
Total distributions to shareholders	(747,314)	(106,005)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,969,676	49,012,472
C-Class	1,484,748	175,636
H-Class	214,509,567	135,745,728
Distributions reinvested
A-Class	298,702	11,926
C-Class	41,153	6,197
H-Class	374,292	86,139
Cost of shares redeemed
A-Class	(3,729,034)	(48,862,185)
C-Class	(1,697,785)	(327,223)
H-Class	(210,000,585)	(137,504,288)
Net increase (decrease) from capital share transactions	5,250,734	(1,655,598)
Net increase (decrease) in net assets	2,529,167	(1,589,316)

Net assets:
Beginning of year	7,153,754	8,743,070
End of year	$9,682,921	$7,153,754

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital share activity:
Shares sold
A-Class	42,997	631,518
C-Class	17,606	2,261
H-Class	2,371,284	1,732,105
Shares issued from reinvestment of distributions
A-Class	5,089	143
C-Class	818	82
H-Class	6,373	1,034
Shares redeemed
A-Class	(41,787)	(632,591)
C-Class	(20,184)	(4,338)
H-Class	(2,281,554)	(1,751,301)
Net increase (decrease) in shares	100,642	(21,087)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (see Note 11).

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]	Year Ended Dec. 31, 2015[e]	Year Ended Dec. 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$88.34	$85.75	$77.58	$118.46	$179.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	(.22)	(.09)	(1.32)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(11.90)	4.13	8.26	(39.56)	(58.92)
Total from investment operations	(11.51)	3.91	8.17	(40.88)	(60.72)
Less distributions from:
Net investment income	(23.56)	(1.32)	—	—	—
Total distributions	(23.56)	(1.32)	—	—	—
Net asset value, end of period	$53.27	$88.34	$85.75	$77.58	$118.46

Total Return[b]	(15.47%)	4.68%	10.59%	(34.55%)	(33.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$830	$819	$875	$621	$3,419
Ratios to average net assets:
Net investment income (loss)	0.44%	(0.28%)	(1.02%)	(1.26%)	(1.03%)
Total expenses[c]	1.81%	1.73%	1.77%	1.75%	1.64%
Net expenses[d]	1.68%	1.63%	1.65%	1.62%	1.56%
Portfolio turnover rate	65%	25%	208%	486%	238%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]	Year Ended Dec. 31, 2015[e]	Year Ended Dec. 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$79.89	$78.32	$71.38	$109.79	$167.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.70)	(.11)	(1.92)	(2.76)
Net gain (loss) on investments (realized and unrealized)	(10.29)	3.59	7.05	(36.49)	(54.64)
Total from investment operations	(10.70)	2.89	6.94	(38.41)	(57.40)
Less distributions from:
Net investment income	(23.56)	(1.32)	—	—	—
Total distributions	(23.56)	(1.32)	—	—	—
Net asset value, end of period	$45.63	$79.89	$78.32	$71.38	$109.79

Total Return[b]	(16.11%)	3.80%	9.66%	(34.97%)	(34.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110	$332	$482	$502	$1,135
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.94%)	(1.48%)	(1.95%)	(1.77%)
Total expenses[c]	2.55%	2.48%	2.51%	2.49%	2.39%
Net expenses[d]	2.42%	2.36%	2.38%	2.35%	2.32%
Portfolio turnover rate	65%	25%	208%	486%	238%

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016[e]	Year Ended Dec. 31, 2015[e]	Year Ended Dec. 31, 2014[e]
Per Share Data
Net asset value, beginning of period	$88.39	$85.82	$77.69	$118.68	$179.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	(.25)	(.07)	(1.32)	(1.80)
Net gain (loss) on investments (realized and unrealized)	(11.77)	4.14	8.20	(39.67)	(58.93)
Total from investment operations	(11.52)	3.89	8.13	(40.99)	(60.73)
Less distributions from:
Net investment income	(23.56)	(1.32)	—	—	—
Total distributions	(23.56)	(1.32)	—	—	—
Net asset value, end of period	$53.31	$88.39	$85.82	$77.69	$118.68

Total Return	(15.50%)	4.65%	10.52%	(34.58%)	(33.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,744	$6,002	$7,386	$8,555	$8,160
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.31%)	(0.87%)	(1.33%)	(1.05%)
Total expenses[c]	1.81%	1.74%	1.74%	1.75%	1.65%
Net expenses[d]	1.68%	1.65%	1.62%	1.63%	1.57%
Portfolio turnover rate	65%	25%	208%	486%	238%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:12 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2018, the Trust consisted of fifty-two funds.

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Multi-Hedge Strategies Fund and Commodities Strategy Fund (the “Funds”), each a non-diversified investment company. Only A-Class, C-Class, H-Class, P-Class and Institutional Class shares had been issued by the Funds.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2018	% of Net Assets of the Fund at December 31, 2018
Multi-Hedge Strategies Fund	09/18/09	$731,739	1.9%
Commodities Strategy Fund	09/08/09	1,190,716	12.3%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) index swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation or depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal year end, resulting from changes in exchange rates.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets for each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at December 31, 2018.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	$36,842,725	$41,721,419
Commodities Strategy Fund	Index exposure, Liquidity	17,407,631	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. There is no guarantee that a fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or a custom basket of securities) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange. A fund

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

utilizing total return swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index Exposure, Leverage, Liquidity, Speculation	$41,495,045	$36,245,845

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2018
Multi-Hedge Strategies Fund	$80,272	$3,847,136	$19,764	$117,017	$191,578	$4,255,767

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2018
Multi-Hedge Strategies Fund	$2,740	$3,856,111	$106,929	$129,180	$51,022	$4,145,982
Commodities Strategy Fund	—	—	—	—	263,188	263,188

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedules of Investments. Variation margin is reported within the Consolidated Statements of Assets and Liabilities.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk*	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$177,627	$(2,144,689)	$548,790	$751,852	$130,188	$(536,232)
Commodities Strategy Fund	—	—	—	—	(1,372,509)	(1,372,509)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Futures Interest Rate Risk*	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$(2,098,220)	$(830,138)	$(134,364)	$7,118	$(82,836)	$(3,138,440)
Commodities Strategy Fund	—	—	—	—	(636,324)	(636,324)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statements of Assets and Liabilities.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Consolidated Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Equity swap agreements	$3,847,136	$—	$3,847,136	$(3,847,136)	$—	$—

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Equity swap agreements	$3,856,111	$—	$3,856,111	$(3,856,111)	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table presents deposits held by others in connection with derivative investments as of December 31, 2018. The derivatives tables following the Consolidated Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at year end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures contracts	$7,683	$—
Commodities Strategy Fund	Goldman Sachs Group	Futures contracts	592,037	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Effective June 1, 2018, when the aggregate assets of the Funds (except for the Long Short Equity Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund, as applicable to the Funds included in each Prospectus) and the Rydex Dynamic Funds series equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (except for the Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund, as applicable to the Funds included in each Prospectus) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.05%
$2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. For the year ended December 31, 2018, Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $11,678 and $23,525, respectively, related to investments in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares, P-Class Shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2018, GFD retained sales charges of $178,430 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliate fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2018, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $47 and $165, respectively, related to investments in affiliated funds.

Certain trustees of the Trust are also officers of GI and GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds' securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
2.95%			0.75% - 2.75%
Due 01/02/19	$269,629,868	$269,674,057	02/15/19 - 11/15/23	$271,208,300	$275,022,559

Barclays Capital			U.S. Treasury Notes
2.93%			2.00% - 2.75%
Due 01/02/19	112,131,345	112,149,597	07/31/23 - 05/31/24	117,001,700	114,374,050

Bank of America Merrill Lynch			U.S. Treasury Notes
2.95%			1.75% - 2.25%
Due 01/02/19	74,754,230	74,766,481	05/15/23 - 08/15/27	78,434,700	76,249,314

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2018, the Multi-Hedge Strategies Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$68,829	$(68,829)	$—	$64,726	$6,176	$70,902

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the respective Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the Internal Revenue Service that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Multi-Hedge Strategies Fund	$161,203	$—	$161,203
Commodities Strategy Fund	747,314	—	747,314

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Commodities Strategy Fund	$106,005	$—	$106,005

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Multi-Hedge Strategies Fund	$835,395	$—	$(4,365,970)	$(3,501,982)	$(7,032,557)
Commodities Strategy Fund	42,576	—	(3,238,922)	(45,198)	(3,241,544)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2018, capital loss carryforwards for the Fund(s) were as follows:

Fund	Unlimited		Total Capital Loss Carryforward
	Short-Term	Long-Term
Multi-Hedge Strategies Fund	$(3,500,998)	$—	$(3,500,998)
Commodities Strategy Fund	(35,740)	(9,458)	(45,198)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Multi-Hedge Strategies Fund	$219,647	$—	$219,647

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, the “mark-to-market” of certain derivatives, investment in securities sold short, foreign currency gains and losses, losses deferred due to wash sales, investment in real estate investment trusts, special dividends, and investment in swaps. Additional differences may result from the tax treatment of the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings
Multi-Hedge Strategies Fund	$(98,050)	$98,050
Commodities Strategy Fund	(1,410,798)	1,410,798

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Multi-Hedge Strategies Fund	$36,612,677	$2,956,529	$(7,322,404)	$(4,365,875)
Commodities Strategy Fund	12,934,711	—	(3,238,922)	(3,238,922)

Note 9 – Securities Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$87,501,785	$90,043,996
Commodities Strategy Fund	2,300,000	3,350,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2018, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.91% for the year ended December 31, 2018. The Funds did not have any borrowings outstanding under this agreement at December 31, 2018.

The average daily balances borrowed for the year ended December 31, 2018, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$10,515

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Consolidated Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Consolidated Statements of Changes in Net Assets.

As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ consolidated financial statements and related disclosures or impact the Funds’ net assets or results of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 12 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

Note 13 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Multi-Hedge Strategies Fund and Commodities Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Guggenheim Multi-Hedge Strategies Fund and Commodities Strategy Fund (collectively referred to as the “Funds”), (two of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedules of investments, as of December 31, 2018, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds (two of the funds constituting Rydex Series Funds) at December 31, 2018, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 26, 2019

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Qualified Short-Term Capital Gain
Multi-Hedge Strategies Fund	100.00%	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

OTHER INFORMATION (Unaudited)(concluded)

relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present) and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Epiphany Funds (2) (2009-present).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee, Chairwoman and Member of the Audit Committee (2016-present) and Member of the Governance and Nominating Committee (2017-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (2018-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Trustee (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”),(2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

12.31.2018

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888 going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RMFSF-ANN-1218x1219

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
OTHER INFORMATION	46
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	47
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	51

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”), is pleased to present the annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers performance of the Fund for the annual period ended December 31, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC January 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2018

The Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2018

U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.

With three major pillars of the economy showing signs of weakness, a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019 is possible. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers to drive a 38% decline in oil prices in the fourth quarter. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the fed funds futures market evaporated.

A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4.0%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings increased at 3.3% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, unemployment could fall further in 2019, leading to an acceleration of wage growth.

With an eye on the labor market, but cognizant of softening inflation, the U.S. Federal Reserve (the “Fed”) proceeded to raise the fed funds target to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference, Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.

Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, the Fed may be forced to pause in early 2019 to monitor economic data in order to avoid inflicting further pain. With real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to deliver another hike in the second half of the year.

For the 12 months ended December 31, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy, including a nearly 20% drawdown from early October to December 24th, as markets contended with the ramifications of a trade uncertainty with China, a government shutdown, and the prospects of a new direction in monetary policy.

A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2018

to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

For the 12 months ended December 31, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -13.79%. The return of the MSCI Emerging Markets Index* was -14.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 0.01% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -2.08%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.87% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and reblanced and reconstituted annually.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2018 and ending December 31, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Consolidated Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.83%	(5.10%)	$ 1,000.00	$ 949.00	$ 8.99
C-Class	2.57%	(5.44%)	1,000.00	945.60	12.60
P-Class	1.82%	(5.09%)	1,000.00	949.10	8.94
Institutional Class	1.57%	(4.98%)	1,000.00	950.20	7.72

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.83%	5.00%	$ 1,000.00	$ 1,015.98	$ 9.30
C-Class	2.57%	5.00%	1,000.00	1,012.25	13.03
P-Class	1.82%	5.00%	1,000.00	1,016.03	9.25
Institutional Class	1.57%	5.00%	1,000.00	1,017.29	7.98

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2018 to December 31, 2018.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

For the one-year period ended December 31, 2018, the Managed Futures Strategy Fund Institutional shares returned -7.75%. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, returned 1.87%.

The Fund is comprised of multiple proprietary strategies designed to systematically exploit market inefficiencies in futures markets around the globe.

The Fund takes advantage of Guggenheim’s fixed income expertise in managing the Fund’s cash positions primarily through the use of the Strategy Funds and Ultra Short Duration Fund.

In addition to its benchmark, the Fund underperformed the SG CTA Index for the year, which posted a return of -5.84%, as well as investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) and U.S. equities (S&P 500).

For the one-year period ended December 31, 2018, energy markets were the sole positive contributor to the Fund’s performance, while positions in currencies, commodities, fixed income, and equities detracted from returns. Positions in the Deutscher Aktien Index (“DAX”), Gasoline, Australian dollar, Australian 10-year bond and Coffee all contributed positively to the Fund’s return.

Entering the first quarter of 2019, the Fund is net short equities and commodities, and long fixed income and the U.S. dollar.

The Fund held derivatives for a number of reasons, including liquidity, leverage, speculation, and hedging. Derivatives were liquid and allowed the Fund to gain leveraged access to markets in order to express investment views and to hedge exposures. Futures are an integral part of a managed futures strategy, and therefore derivatives performance was the primary driver of the Fund’s performance for the period.

Performance displayed represents past performance which is no guarantee of future results.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2018

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
P-Class	March 2, 2007
Institutional Class	May 3, 2010

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	39.7%
Guggenheim Strategy Fund II	30.4%
Guggenheim Ultra Short Duration Fund	8.1%
Total	78.2%

 “Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2018

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2018

Average Annual Returns*

Periods Ended December 31, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(8.03%)	(1.78%)	(3.19%)
A-Class Shares with sales charge†	(12.40%)	(2.73%)	(3.66%)
C-Class Shares	(8.69%)	(2.51%)	(3.91%)
C-Class Shares with CDSC§	(9.60%)	(2.51%)	(3.91%)
P-Class Shares	(7.96%)	(1.73%)	(3.16%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	0.63%	0.37%

	1 Year	5 Year	Since Inception (05/03/10)
Institutional Class Shares	(7.75%)	(1.54%)	(2.41%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	0.63%	0.37%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2018
MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 78.2%
Guggenheim Strategy Fund III[1]	523,544	$12,978,660
Guggenheim Strategy Fund II1	400,352	9,936,736
Guggenheim Ultra Short Duration Fund[1,2]	264,057	2,630,009
Total Mutual Funds
(Cost $25,701,534)		25,545,405

	Face Amount

U.S. TREASURY BILLS†† - 14.1%
U.S. Treasury Bills
2.21% due 01/08/19[3,4]	$4,620,000	4,618,269
Total U.S. Treasury Bills
(Cost $4,617,947)		4,618,269

REPURCHASE AGREEMENTS††,5 - 9.1%
JPMorgan Chase & Co.issued 12/31/18 at 2.95% due 01/02/19	1,745,805	1,745,805
Barclays Capital issued 12/31/18 at 2.93% due 01/02/19	726,030	726,030
Bank of America Merrill Lynch issued 12/31/18 at 2.95% due 01/02/19	484,020	484,020
Total Repurchase Agreements
(Cost $2,955,855)		2,955,855

Total Investments - 101.4%
(Cost $33,275,336)		$33,119,529
Other Assets & Liabilities, net - (1.4)%		(461,173)
Total Net Assets - 100.0%		$32,658,356

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Australian Government 10 Year Bond Futures Contracts††	59	Mar 2019	$5,532,575	$82,390
Euro - Bund Futures Contracts††	61	Mar 2019	11,457,683	68,937
Australian Government 3 Year Bond Futures Contracts††	167	Mar 2019	13,207,059	58,256
Euro - OATS Futures Contracts††	94	Mar 2019	16,280,623	48,808
U.S. Treasury Long Bond Futures Contracts	10	Mar 2019	1,461,250	45,515
Euro - Bobl Futures Contracts††	53	Mar 2019	8,066,907	41,071
Euro - Schatz Futures Contracts††	179	Mar 2019	22,966,231	18,848
Euro - 30 year Bond Futures Contracts††	3	Mar 2019	622,345	16,563
Long Gilt Futures Contracts††	9	Mar 2019	1,419,513	15,557
Canadian Government 10 Year Bond Futures Contracts††	11	Mar 2019	1,103,563	6,289
U.S. Treasury 10 Year Note Futures Contracts	5	Mar 2019	610,234	2,821

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased† (continued)
U.S. Treasury 5 Year Note Futures Contracts	4	Mar 2019	$458,656	$1,420
Euro - BTP Italian Government Bond Futures Contracts††	2	Mar 2019	293,618	1,059
U.S. Treasury 2 Year Note Futures Contracts	5	Mar 2019	1,061,328	14
			$84,541,585	$407,548
Equity Futures Contracts Purchased†
CBOE Volatility Index Futures Contracts	12	Jan 2019	$290,400	$26,631
Euro STOXX 50 Index Futures Contracts††	13	Mar 2019	446,896	11,422
FTSE 100 Index Futures Contracts††	5	Mar 2019	425,907	9,624
DAX Index Futures Contracts††	1	Mar 2019	305,203	8,278
CBOE Volatility Index Futures Contracts	17	Feb 2019	379,641	(45)
CAC 40 10 Euro Index Futures Contracts††	8	Jan 2019	434,187	(4,036)
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2019	126,905	(4,102)
Hang Seng Index Futures Contracts††	2	Jan 2019	325,823	(6,625)
Amsterdam Index Futures Contracts††	6	Jan 2019	671,764	(9,571)
Dow Jones Industrial Average Index Mini Futures Contracts	4	Mar 2019	466,200	(15,216)
			$3,872,926	$16,360
Currency Futures Contracts Purchased†
British Pound Futures Contracts	17	Mar 2019	$1,359,256	$10,315
Mexican Peso Futures Contracts	12	Mar 2019	301,860	1,086
New Zealand Dollar Futures Contracts	10	Mar 2019	672,100	(7,614)
Canadian Dollar Futures Contracts	40	Mar 2019	2,936,000	(51,864)
			$5,269,216	$(48,077)
Commodity Futures Contracts Purchased†
Live Cattle Futures Contracts	10	Feb 2019	$496,100	$10,882
Gold 100 oz. Futures Contracts	1	Feb 2019	128,430	4,307
Cocoa Futures Contracts	1	Mar 2019	24,290	127
Wheat Futures Contracts	5	Mar 2019	125,750	(4,311)
Corn Futures Contracts	19	Mar 2019	355,538	(4,711)
WTI Crude Futures Contracts	2	Feb 2019	91,640	(11,881)
Brent Crude Futures Contracts	2	Mar 2019	108,300	(12,933)
Natural Gas Futures Contracts	8	Feb 2019	238,480	(78,830)
			$1,568,528	$(97,350)
Commodity Futures Contracts Sold Short†
Coffee 'C' Futures Contracts	18	Mar 2019	$686,475	$99,063
Gasoline RBOB Futures Contracts	10	Feb 2019	552,216	38,770
Soybean Futures Contracts	17	Mar 2019	759,900	31,486
LME Primary Aluminum Futures Contracts	18	Feb 2019	826,312	31,140
Soybean Oil Futures Contracts	37	Mar 2019	618,048	30,294
Low Sulphur Gas Oil Futures Contracts	7	Feb 2019	353,500	29,263
WTI Crude Futures Contracts	5	Feb 2019	229,100	20,387
Brent Crude Futures Contracts	5	Mar 2019	270,750	19,592

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Sold Short† (continued)
NY Harbor ULSD Futures Contracts	3	Feb 2019	$213,268	$19,044
Hard Red Winter Wheat Futures Contracts	12	Mar 2019	293,400	13,255
Cotton #2 Futures Contracts	12	Mar 2019	433,380	12,578
Copper Futures Contracts	7	Mar 2019	462,000	10,740
Soybean Meal Futures Contracts	18	Mar 2019	558,000	10,426
LME Zinc Futures Contracts	5	Feb 2019	309,438	9,116
Corn Futures Contracts	24	Mar 2019	449,100	9,102
Wheat Futures Contracts	6	Mar 2019	150,900	5,284
LME Nickel Futures Contracts	7	Feb 2019	447,489	5,094
Lean Hogs Futures Contracts	5	Feb 2019	122,000	3,349
Sugar #11 Futures Contracts	4	Mar 2019	53,939	1,466
Platinum Futures Contracts	5	Apr 2019	200,100	(453)
Cattle Feeder Futures Contracts	4	Mar 2019	293,150	(2,487)
Cocoa Futures Contracts	2	Mar 2019	48,580	(6,166)
Silver Futures Contracts	2	Mar 2019	155,400	(8,468)
LME Lead Futures Contracts	8	Feb 2019	404,400	(9,074)
Gold 100 oz. Futures Contracts	2	Feb 2019	256,860	(9,908)
			$9,147,705	$362,893
Equity Futures Contracts Sold Short†
S&P MidCap 400 Index Mini Futures Contracts	5	Mar 2019	$831,800	$49,203
Tokyo Stock Price Index Futures Contracts††	4	Mar 2019	544,060	34,407
IBEX 35 Index Futures Contracts††	6	Jan 2019	583,613	16,206
DAX Index Futures Contracts††	4	Mar 2019	1,220,811	16,010
MSCI EAFE Index Mini Futures Contracts	5	Mar 2019	429,400	15,653
HSCEI Index Futures Contracts††	6	Jan 2019	383,205	9,453
Russell 2000 Index Mini Futures Contracts	3	Mar 2019	202,440	9,379
S&P/TSX 60 IX Index Futures Contracts††	6	Mar 2019	752,144	8,080
MSCI EAFE Index Mini Futures Contracts	4	Mar 2019	193,380	4,462
Euro STOXX 50 Index Futures Contracts††	9	Mar 2019	309,390	4,172
Amsterdam Index Futures Contracts††	2	Jan 2019	223,921	3,158
FTSE MIB Index Futures Contracts††	1	Mar 2019	105,222	2,332
OMX Stockholm 30 Index Futures Contracts††	7	Jan 2019	112,220	2,327
CAC 40 10 Euro Index Futures Contracts††	5	Jan 2019	271,367	2,128
FTSE 100 Index Futures Contracts††	5	Mar 2019	425,907	1,266
MSCI Taiwan Stock Index Futures Contracts††	3	Jan 2019	105,578	1,242
CBOE Volatility Index Futures Contracts	41	Jun 2019	842,550	729
CBOE Volatility Index Futures Contracts	27	May 2019	560,250	29
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2019	126,905	(666)
S&P 500 Index Mini Futures Contracts	2	Mar 2019	250,950	(1,346)
SPI 200 Index Futures Contracts††	8	Mar 2019	784,690	(3,262)
FTSE/JSE TOP 40 Index Futures Contracts††	6	Mar 2019	197,111	(5,786)
			$9,456,914	$169,176

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MANAGED FUTURES STRATEGY FUND

Futures Contracts (concluded)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Canadian Dollar Futures Contracts	58	Mar 2019	$4,257,200	$94,526
Australian Dollar Futures Contracts	44	Mar 2019	3,103,320	59,645
Euro FX Futures Contracts	11	Mar 2019	1,585,306	(9,741)
British Pound Futures Contracts	29	Mar 2019	2,318,731	(18,524)
Japanese Yen Futures Contracts	16	Mar 2019	1,835,400	(53,855)
Swiss Franc Futures Contracts	69	Mar 2019	8,835,450	(68,650)
			$21,935,407	$3,401
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	2	Mar 2019	$322,187	$(712)
Long Gilt Futures Contracts††	19	Mar 2019	2,996,749	(14,080)
Canadian Government 10 Year Bond Futures Contracts††	71	Mar 2019	7,122,998	(41,052)
U.S. Treasury 10 Year Note Futures Contracts	73	Mar 2019	8,909,422	(69,017)
U.S. Treasury 5 Year Note Futures Contracts	46	Mar 2019	5,274,547	(79,862)
			$24,625,903	$(204,723)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30,2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2018
MANAGED FUTURES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2018 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$25,545,405	$—	$—	$25,545,405
U.S. Treasury Bills	—	4,618,269	—	4,618,269
Repurchase Agreements	—	2,955,855	—	2,955,855
Commodity Futures Contracts**	414,765	—	—	414,765
Interest Rate Futures Contracts**	49,770	357,778	—	407,548
Equity Futures Contracts**	106,086	130,105	—	236,191
Currency Futures Contracts**	165,572	—	—	165,572
Total Assets	$26,281,598	$8,062,007	$—	$34,343,605

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$210,248	$—	$—	$210,248
Interest Rate Futures Contracts**	149,591	55,132	—	204,723
Commodity Futures Contracts**	149,222	—	—	149,222
Equity Futures Contracts**	21,375	29,280	—	50,655
Total Liabilities	$530,436	$84,412	$—	$614,848

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2018
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended December 31, 2018, in which the company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/18
Mutual Funds
Guggenheim Strategy Fund II	$9,576,692	$3,342,838	$(2,900,000)	$(5,916)	$(76,878)	$9,936,736
Guggenheim Strategy Fund III	15,453,598	952,223	(3,300,000)	(7,000)	(120,161)	12,978,660
Guggenheim Ultra Short Duration Fund[1]	8,986,940	2,664,122	(9,000,000)	(4,827)	(16,226)	2,630,009
Exchange-Traded Funds
Guggenheim Ultra Short Duration ETF[2]	5,435,176	—	(5,439,795)	10,245	(5,626)	—
	$39,452,406	$6,959,183	$(20,639,795)	$(7,498)	$(218,891)	$25,545,405

Security Name	Shares 12/31/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	400,352	$336,513	$5,586
Guggenheim Strategy Fund III	523,544	450,716	486
Guggenheim Ultra Short Duration Fund[1]	264,057	161,997	2,273
Exchange-Traded Funds
Guggenheim Ultra Short Duration ETF[2]	—	—	—
		$949,226	$8,345

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[2]	Security is no longer an affiliated entity as of Spring 2018.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MANAGED FUTURES STRATEGY FUND

December 31, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $4,617,947)	$4,618,269
Investments in affiliated issuers, at value(cost $25,701,534)	25,545,405
Repurchase agreements, at value (cost $2,955,855)	2,955,855
Cash	13,617
Segregated cash with broker	121,031
Receivables:
Variation margin on futures contracts	90,607
Fund shares sold	85,901
Dividends	47,655
Interest	242
Total assets	33,478,582

Liabilities:
Payable for:
Fund shares redeemed	574,693
Line of credit	91,000
Securities purchased	50,935
Management fees	22,901
Distribution and service fees	8,113
Transfer agent and administrative fees	6,855
Portfolio accounting fees	2,742
Trustees’ fees*	761
Miscellaneous	62,226
Total liabilities	820,226
Commitments and contingent liabilities (Note 12)	—
Net assets	$32,658,356

Net assets consist of:
Paid in capital	$78,005,625
Total distributable earnings (loss)	(45,347,269)
Net assets	$32,658,356

A-Class:
Net assets	$6,792,550
Capital shares outstanding	384,781
Net asset value per share	$17.65
Maximum offering price per share(Net asset value divided by 95.25%)	$18.53

C-Class:
Net assets	$4,485,500
Capital shares outstanding	280,891
Net asset value per share	$15.97

P-Class:
Net assets	$13,669,000
Capital shares outstanding	772,474
Net asset value per share	$17.70

Institutional Class:
Net assets	$7,711,306
Capital shares outstanding	426,298
Net asset value per share	$18.09

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED STATEMENT OF OPERATIONS
MANAGED FUTURES STRATEGY FUND

Year Ended December 31, 2018

Investment Income:
Dividends from securities of affiliated issuers	$949,226
Interest	176,990
Income from securities lending, net	5,529
Total investment income	1,131,745

Expenses:
Management fees	417,227
Distribution and service fees:
A-Class	19,654
C-Class	68,419
P-Class	48,736
Transfer agent and administrative fees	109,662
Portfolio accounting fees	43,864
Trustees’ fees*	11,242
Custodian fees	6,209
Miscellaneous	108,484
Total expenses	833,497
Less:
Expenses waived by Adviser	(23,535)
Net expenses	809,962
Net investment income	321,783

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$9
Investments in affiliated issuers	(7,498)
Distributions received from affiliated investment company shares	8,345
Futures contracts	(3,101,842)
Foreign currency transactions	5,687
Net realized loss	(3,095,299)
Net change in unrealized appreciation(depreciation) on:
Investments in unaffiliated issuers	1,140
Investments in affiliated issuers	(218,891)
Futures contracts	(454,675)
Foreign currency translations	544
Net change in unrealized appreciation(depreciation)	(671,882)
Net realized and unrealized loss	(3,767,181)
Net decrease in net assets resulting from operations	$(3,445,398)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$321,783	$125,726
Net realized gain (loss) on investments	(3,095,299)	6,212,574
Net change in unrealized appreciation (depreciation) on investments	(671,882)	(2,006,590)
Net increase (decrease) in net assets resulting from operations	(3,445,398)	4,331,710

DISTRIBUTIONS TO SHAREHOLDERS:
A-Class	—	(493,552)[1]
C-Class	—	(399,421)[1]
P-Class	—	(991,652)[1]
Institutional Class	—	(452,612)[1]
Total Distributions to shareholders	—	(2,337,237)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,977,062	1,330,048
C-Class	783,289	468,001
P-Class	5,483,492	9,193,253
Institutional Class	3,932,741	7,382,823
Distributions reinvested
A-Class	—	461,064
C-Class	—	387,451
P-Class	—	938,994
Institutional Class	—	452,127
Cost of shares redeemed
A-Class	(5,221,658)	(14,404,320)
C-Class	(4,013,024)	(4,014,402)
P-Class	(11,677,824)	(67,689,687)
Institutional Class	(5,780,407)	(3,868,163)
Net decrease from capital share transactions	(14,516,329)	(69,362,811)
Net decrease in net assets	(17,961,727)	(67,368,338)

Net assets:
Beginning of year	50,620,083	117,988,421
End of year	$32,658,356	$50,620,083

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2018	Year Ended December 31, 2017
Capital share activity:
Shares sold
A-Class	104,867	69,574
C-Class	45,531	26,149
P-Class	280,906	484,607
Institutional Class	203,663	379,958
Shares issued from reinvestment of distributions
A-Class	—	24,127
C-Class	—	22,229
P-Class	—	48,992
Institutional Class	—	23,139
Shares redeemed
A-Class	(273,610)	(755,054)
C-Class	(235,418)	(229,159)
P-Class	(622,354)	(3,580,641)
Institutional Class	(304,463)	(198,586)
Net decrease in shares	(800,878)	(3,684,665)

[1]	For the year ended December 31, 2017, the total distributions to shareholders were all from net investment income (See Note 10).

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$19.19	$18.71	$23.21	$24.12	$22.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.04	— [b]	(.14)	.02
Net gain (loss) on investments (realized and unrealized)	(1.69)	1.34	(3.53)	(.15)	2.23
Total from investment operations	(1.54)	1.38	(3.53)	(.29)	2.25
Less distributions from:
Net investment income	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$17.65	$19.19	$18.71	$23.21	$24.12

Total Return[c]	(8.03%)	7.41%	(15.18%)	(1.06%)	10.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,793	$10,621	$22,734	$27,828	$27,514
Ratios to average net assets:
Net investment income (loss)	0.80%	0.21%	(0.02%)	(0.57%)	0.07%
Total expenses[d]	1.84%	1.78%	1.84%	1.77%	1.74%
Net expenses[e]	1.79%	1.72%	1.76%	1.69%	1.68%
Portfolio turnover rate	21%	68%	16%	24%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$17.49	$17.26	$21.65	$22.71	$21.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.10)	(.16)	(.30)	(.15)
Net gain (loss) on investments (realized and unrealized)	(1.53)	1.23	(3.26)	(.14)	2.10
Total from investment operations	(1.52)	1.13	(3.42)	(.44)	1.95
Less distributions from:
Net investment income	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$15.97	$17.49	$17.26	$21.65	$22.71

Total Return[c]	(8.69%)	6.64%	(15.81%)	(1.84%)	9.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,485	$8,234	$11,245	$21,272	$24,066
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.56%)	(0.81%)	(1.32%)	(0.72%)
Total expenses[d]	2.59%	2.53%	2.61%	2.52%	2.50%
Net expenses[e]	2.53%	2.47%	2.54%	2.44%	2.43%
Portfolio turnover rate	21%	68%	16%	24%	83%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$19.23	$18.71	$23.20	$24.11	$22.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.06	(.01)	(.14)	— [b]
Net gain (loss) on investments (realized and unrealized)	(1.68)	1.36	(3.51)	(.15)	2.24
Total from investment operations	(1.53)	1.42	(3.52)	(.29)	2.24
Less distributions from:
Net investment income	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$17.70	$19.23	$18.71	$23.20	$24.11

Total Return	(7.96%)	7.68%	(15.18%)	(1.06%)	10.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,669	$21,426	$77,859	$165,086	$180,872
Ratios to average net assets:
Net investment income (loss)	0.80%	0.29%	(0.07%)	(0.57%)	0.01%
Total expenses[d]	1.84%	1.78%	1.87%	1.77%	1.75%
Net expenses[e]	1.78%	1.72%	1.79%	1.69%	1.68%
Portfolio turnover rate	21%	68%	16%	24%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014
Per Share Data
Net asset value, beginning of period	$19.61	$19.07	$23.56	$24.41	$22.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.08	.04	(.08)	.05
Net gain (loss) on investments (realized and unrealized)	(1.72)	1.36	(3.56)	(.15)	2.28
Total from investment operations	(1.52)	1.44	(3.52)	(.23)	2.33
Less distributions from:
Net investment income	—	(.90)	(.97)	(.62)	(.28)
Total distributions	—	(.90)	(.97)	(.62)	(.28)
Net asset value, end of period	$18.09	$19.61	$19.07	$23.56	$24.41

Total Return	(7.75%)	7.69%	(14.95%)	(0.80%)	10.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,711	$10,339	$6,151	$9,029	$11,007
Ratios to average net assets:
Net investment income (loss)	1.05%	0.41%	0.20%	(0.32%)	0.21%
Total expenses[d]	1.59%	1.53%	1.61%	1.52%	1.50%
Net expenses[e]	1.54%	1.46%	1.54%	1.44%	1.44%
Portfolio turnover rate	21%	68%	16%	24%	83%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2018, the Trust consisted of fifty-two funds (the “Funds”).

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Managed Futures Strategy Fund (the “Fund”), a non-diversified investment company. Only A-Class, C-Class, P-Class and Institutional Class had been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2018	% of Net Assets of the Fund at December 31, 2018
05/01/08	$2,192,875	6.7%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sales price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation or depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal year end, resulting from changes in exchange rates.

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets for each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at December 31, 2018.

(i) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$117,911,682	$157,759,604

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Variation margin on future contracts	—

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2018:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2018
$236,191	$165,572	$407,548	$414,765	$1,224,076

Liability Derivative Investments Value
Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2018
$50,655	$210,248	$204,723	$149,222	$614,848

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. Variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(1,362,150)	$19,521	$(382,370)	$(1,376,843)	$(3,101,842)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$(97,798)	$(218,590)	$113,701	$(251,988)	$(454,675)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to off set in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bear the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The Funds have the right to offset deposits against any related liabilities outstanding with each counterparty with the exception of exchange traded or centrally cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2018.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs Group	Futures contracts	$121,031	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. For the year ended December 31, 2018, the Fund waived $22,491 related to advisory fees in the Subsidiary.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class and P-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2018, GFD retained sales charges of $178,430 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2018, the Fund waived $1,044 related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and/or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
2.95%			0.75% - 2.75%
Due 01/02/19	$269,629,868	$269,674,057	02/15/19 - 11/15/23	$271,208,300	$275,022,559

Barclays Capital			U.S. Treasury Notes
2.93%			2.00% - 2.75%
Due 01/02/19	112,131,345	112,149,597	07/31/23 - 05/31/24	117,001,700	114,374,050

Bank of America Merrill Lynch			U.S. Treasury Notes
2.95%			1.75% - 2.25%
Due 01/02/19	74,754,230	74,766,481	05/15/23 - 08/15/27	78,434,700	76,249,314

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the Internal Revenue Service that concludes that the income the Fund receives

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$2,337,237	$—	$2,337,237

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of December 31, 2018 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$—	$—	$(16,666,562)	$(29,920,742)	$(46,587,304)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2018, capital loss carryforwards for the Fund were as follows:

Unlimited		Total
Short-Term	Long-Term	Capital Loss Carryforward
$(5,772,492)	$(24,148,250)	$(29,920,742)

For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Expired	Utilized	Total
$42,873,423	$—	$42,873,423

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, foreign currency gains and losses, losses deferred due to wash sales, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings
$(44,557,637)	$44,557,637

At December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$49,900,582	$860,674	$(17,527,515)	$(16,666,841)

Note 8 – Securities Transactions

For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$6,959,184	$20,639,795

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended December 31, 2018, the Fund did not engage in any purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.91% for the year ended December 31, 2018. On December 31, 2018, the Fund borrowed $91,000, under this agreement.

Note 10 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Consolidated Statements of Changes in Net Assets.

As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s consolidated financial statements and related disclosures nor did it impact the Fund’s net assets or results of operations.

Note 11 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Managed Futures Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Managed Futures Strategy Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Rydex Series Funds) at December 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia

February 26, 2019

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee from (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Epiphany Funds (2) (2009-present).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee, Chairwoman and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SSGA Funds (125) (2018-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Trustee (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

This page intentionally left blank.

This page intentionally left blank.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and December 31, 2017 were $91,976 and $84,967, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2018 and December 31, 2017 were $35,463 and $38,374, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $35,463 and $38,374, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	3/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	3/8/2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	3/8/2019

*	Print the name and title of each signing officer under his or her signature.